United States

Securities and Exchange Commission

Washington, D.C. 20549

Form N-CSR

Certified Shareholder Report of Registered Management Investment Companies

811-4577

(Investment Company Act File Number)

Federated Income Securities Trust

_______________________________________________________________

(Exact Name of Registrant as Specified in Charter)

Federated Investors Funds

4000 Ericsson Drive

Warrendale, Pennsylvania 15086-7561

(Address of Principal Executive Offices)

(412) 288-1900

(Registrant's Telephone Number)

John W. McGonigle, Esquire

Federated Investors Tower

1001 Liberty Avenue

Pittsburgh, Pennsylvania 15222-3779

(Name and Address of Agent for Service)

(Notices should be sent to the Agent for Service)

Date of Fiscal Year End: 11/30/14

Date of Reporting Period: 11/30/14

Item 1. Reports to Stockholders

Annual Shareholder Report
November 30, 2014
Share Class	Ticker
A	CAPAX
B	CAPBX
C	CAPCX
F	CAPFX
R	CAPRX
Institutional	CAPSX

Federated Capital Income Fund
Fund Established 1988

A Portfolio of Federated Income Securities Trust

Dear Valued Shareholder,
I am pleased to present the Annual Shareholder Report for your fund covering the period from December 1, 2013 through November 30, 2014. This report includes Management's Discussion of Fund Performance, a complete listing of your fund's holdings, performance information and financial statements along with other important fund information.
In addition, our website, FederatedInvestors.com, offers easy access to Federated resources that include timely fund updates, economic and market insights from our investment strategists, and financial planning tools. We invite you to register to take full advantage of its capabilities.
Thank you for investing with Federated. I hope you find this information useful and look forward to keeping you informed.
Sincerely,
J. Christopher Donahue, President

Not FDIC Insured • May Lose Value • No Bank Guarantee

Management's Discussion of Fund Performance (unaudited)
The total return of Federated Capital Income Fund (the “Fund), based on net asset value for the 12-month reporting period ended November 30, 2014, was 5.78% for Class A Shares, 4.87% for Class B Shares, 5.02% for Class C Shares, 5.78% for Class F Shares, 5.59% for Class R Shares and 5.92% for Institutional Shares. The 5.92% total return of the Institutional Shares consisted of -0.35% in price appreciation and 6.27% in reinvested dividends. The total return of the Dow Jones U.S. Select Dividend Index (DJSDI) was 15.80% for the same period. The Barclays High Yield 2% Issuer Capped Index (BHY2%ICI) returned 4.52%, the Barclays Mortgage-Backed Securities Index (BMB) returned 5.42% and the Barclays Emerging Markets USD Aggregate Index (BEMAI) returned 7.80%. Weighting these benchmarks (40% DJSDI, 20% BHY2%ICI, 20% BMB and 20% BEMAI), the blended benchmark (Blended Index)1 return was 9.87% for the reporting period. The total return of the Morningstar Conservative Allocation Funds Average (MCAFA),2 a peer group for the Fund, was 5.66% for the same period. The Fund's and MCAFA's total returns for the most recently completed fiscal year reflected actual cash flows, transaction costs and other expenses which were not reflected in the total returns of any index.
The Fund's investment strategy focused on income-earning investments, specifically income producing and growing equity securities and high current yield fixed-income securities through: (1) portfolio allocation; (2) sector and security selection for equities; and (3) sector and security selection for bonds to achieve the Fund's primary current income investment objective and secondary capital appreciation investment objective. These were the most significant factors affecting the Fund's performance relative to the Blended Index.
The following discussion will focus on the performance of the Fund's Institutional Shares.
MARKET OVERVIEW
During the 12-month reporting period, domestic equities reached all-time highs on the heels of continually, yet gradually, improving U.S. economic conditions. In the early part of the reporting period, equity markets faced several headwinds including extreme winter weather which had a significant effect on economic data. However, as the year progressed, the domestic economy strengthened with improving employment trends, auto sales and consumer spending helping the overall U.S. economy to grow 4.6% in the second calendar quarter and 5.0% in the third calendar quarter of 2014. Globally, equity markets faced slowing economic growth in Europe and China, impacting overall global growth, in addition to heightened volatility throughout the year due to several notable geopolitical events, including tension between Ukraine and Russia and increasing conflict in Middle East.
Annual Shareholder Report

The S&P 500 Index3 returned 16.86% and the Nasdaq Composite Index4 returned 19.43% for the reporting period. In general, for the full fiscal year, growth stocks outperformed value stocks and defensive stocks outperformed cyclical stocks. The S&P 500 Index's performance in the Information Technology, Health Care and Financials sectors dominated weaker performance in the Energy, Telecom Services and Materials sectors.
On the fixed-income side, interest rates rose in the front-end of the U.S. Treasury curve, while long-term interest rates declined significantly. Specifically, interest rates in the two- to five-year part of the U.S. Treasury curve increased anywhere from 11 basis points to 30 basis points, and interest rates on seven-year maturities and greater declined anywhere from 21 basis points to 92 basis points. As a result, the yield curve flattened as short rates rose and the largest yield declines occurred at the longest end of the U.S. Treasury curve. The flattening of the yield curve is due primarily to a stronger U.S. economy, which has led investor to anticipate an increase in the Federal Funds Rate by the U.S. Federal Reserve. However, global economic growth concerns, weak global inflation, easing monetary policies of other Central Banks around the world and geo-political risks have kept downward pressure on longer term rates. The 3-year Treasury yield rose 0.30% over the reporting period, ending at 0.85% while the 30-year Treasury yield declined 0.92% to 2.89%.
PORTFOLIO ALLOCATION
During the reporting period, the Fund's portfolio was allocated between stocks and fixed-income securities in a manner reflecting the Fund's primary investment objective of income and its secondary objective of capital appreciation. Factors used in making this allocation were: (1) the Fund's ability to pay and maintain an attractive level of dividends; and (2) the expected relative total return of fixed-income securities and stocks. The allocation at the end of the reporting period on November 30, 2014 was 48.9% fixed-income securities, 45.1% stocks and 6.0% cash equivalents.
Relative to the Blended Index, the Fund's allocation had a positive effect on performance because equities outperformed fixed-income securities.
SECTOR AND SECURITY SELECTION–EQUITY
The equity component of the portfolio was positioned within a diversified portfolio of dividend-paying securities5 with favorable valuations, strong balance sheets and improving business fundamentals. The portfolio continues to aim for high-yield and consistent dividend growth. During the reporting period, the equity component of the portfolio underperformed the DJSDI.
Annual Shareholder Report

Sector allocations and stock selection both negatively contributed to the overall performance of the Fund relative to the DJSDI. Overweight positions in the Information Technology, Telecom Services and Health Care sectors enhanced the Fund's performance while underweight positions in the Industrials and Utilities and an overweight position in Energy detracted from the Fund's performance. Also detracting from performance was negative stock selection in the Industrial and Utilities sectors which was partially offset by positive stock selection in the Financials and Health Care sectors.
SECTOR AND SECURITY SELECTION–BOND6
Sector was a significant negative contributor to Fund performance. The emerging market benchmark (BEMAI) was the only sector to outperform the Fund's fixed-income blended benchmark. Total returns in emerging markets (EM)7 benefited from the decline in long U.S. Treasury rates, while EM credit spreads declined slightly in the period. The Fund was slightly overweight the EM component during the majority of the reporting period. The total return of the high-yield8 benchmark (BHY2%ICI) underperformed the Fund's fixed-income blended benchmark, due primarily to the shorter duration of the high-yield market and the underperformance of the high-yield Energy sector late in the reporting period. Despite the lower total returns for the high-yield component, relative to the EM and mortgage components, the income from this high-yield sector contributed to the Fund's primary objective of income. High-yield bonds were a material overweight, comprising up to 50% of the fixed-income portfolio for a majority of the reporting period. Our management of the Fund's interest rate exposure, which was less than the benchmark's duration, over the course of the reporting period negatively impacted performance, while the Fund's flattening yield curve bias added positively to the Fund's performance.
Security selection was a significant positive contributor to Fund performance, more than offsetting the negative impact from sector discussed above. Positive security selection in the high-yield and mortgage components more than offset the negative impact of security selection in the EM component. Security selection within the investment-grade9 corporate and commercial mortgage-backed securities10 holdings also contributed to the positive security selection.
1	Please see the footnotes to the line graphs under “Fund Performance and Growth of a $10,000 Investment” below for the definition of, and more information about, the Blended Index.
2	Please see the footnotes to the line graphs under “Fund Performance and Growth of a $10,000 Investment” below for the definition of, and more information about, the MCAFA.
3	Please see the footnotes to the line graphs under “Fund Performance and Growth of a $10,000 Investment” below for the definition of, and more information about, the S&P 500 Index, the Fund's broad-based securities market index.
4	The Nasdaq Composite Index is an index that measures all Nasdaq domestic and non-U.S.-based common stocks listed on the Nasdaq stock market. The index is unmanaged, and it is not possible to invest directly in an index.
Annual Shareholder Report

5	There are no guarantees that dividend-paying stocks will continue to pay dividends. In addition, dividend-paying stocks may not experience the same capital appreciation potential as non-dividend paying stocks.
6	Bond prices are sensitive to changes in interest rates, and a rise in interest rates can cause a decline in their prices.
7	International investing involves special risks including currency risk, increased volatility of foreign securities, political risks and differences in auditing and other financial standards. Prices of emerging markets securities can be significantly more volatile than the prices of securities in developed countries, and currency risk and political risks are accentuated in emerging markets.
8	High-yield, lower-rated securities generally entail greater market, credit/default and liquidity risks, and may be more volatile than investment-grade securities.
9	Investment-grade securities are securities that are rated at least “BBB- (minus)” or unrated securities of a comparable quality. Noninvestment-grade securities are securities that are not rated at least “BBB- (minus)” or unrated securities of a comparable quality. Credit ratings are an indication of the risk that a security will default. They do not protect a security from credit risk. Lower-rated bonds typically offer higher yields to help compensate investors for the increased risk associated with them. Among these risks are lower credit-worthiness, greater price volatility, more risk to principal and income than with higher-rated securities and increased possibilities of default.
10	The value of some mortgage-backed securities may be particularly sensitive to changes in the prevailing interest rates, and although the securities are generally supported by some form of government or private insurance, there is no assurance that private guarantors or insurers will meet their obligations.
Annual Shareholder Report

FUND PERFORMANCE AND GROWTH OF A $10,000 INVESTMENT
The graph below illustrates the hypothetical investment of $10,0001 in the Federated Capital Income Fund from November 30, 2004 to November 30, 2014, compared to the Standard & Poor's 500 Index (S&P 500),2,3 a broad-based securities market index; a blend of indexes comprised of 40% Dow Jones U.S. Select Dividend Index (DJSDI)/20%, Barclays Emerging Markets USD Aggregate Index (BEMAI)/20%, Barclays High Yield 2% Issuer Capped Index (BHY2%ICI)/20%, Barclays Mortgage-Backed Securities Index (BMB) (the “Blended Index”)2,3 and the Morningstar Conservative Allocation Funds Average (MCAFA).4 The Average Annual Total Return table below shows returns for each class averaged over the stated periods.
Growth of a $10,000 Investment
Growth of $10,000 as of November 30, 2014
■	Total returns shown include the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450).
The Fund offers multiple share classes whose performance may be greater than or less than its other share class(es) due to differences in sales charges and expenses. See the Average Annual Return table below for the returns of additional classes not shown in the graph above.
Annual Shareholder Report

Average Annual Total Returns for the Period Ended 11/30/2014
(returns reflect all applicable sales charges and contingent deferred sales charges as specified below in footnote #1)
	1 Year	5 Years	10 Years
Class A Shares	-0.03%	7.92%	6.52%
Class B Shares	-0.61%	8.00%	6.47%
Class C Shares	4.02%	8.31%	6.33%
Class F Shares	3.70%	8.92%	7.01%
Class R Shares[5]	5.59%	8.94%	7.03%
Institutional Shares[6]	5.92%	9.18%	7.14%
S&P 500	16.86%	15.96%	8.06%
Blended Index	9.87%	11.30%	7.37%
MCAFA	5.66%	7.20%	5.12%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.
1	Represents a hypothetical investment of $10,000 in the Fund after deducting applicable sales charges: For Class A Shares the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450); for Class B Shares, the maximum contingent deferred sales charge is 5.50% on any redemption less than one year from the purchase date; for Class C Shares, a 1.00% contingent deferred sales charge would be applied on any redemption less than one year from the purchase date; for Class F Shares, the maximum sales charge of 1.00% ($10,000 investment minus $100 sales charge = $9,900) and a contingent deferred sales charge of 1.00% would be applied on any redemption less than four years from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500, Blended Index and MCAFA have been adjusted to reflect reinvestment of dividends and distributions on securities in the indexes and average.
2	The S&P 500 and Blended Index are not adjusted to reflect sales loads, expenses or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The indexes are unmanaged and, unlike the Fund, are not affected by cash flows. It is not possible to invest directly in an index.
Annual Shareholder Report

3	The S&P 500 is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The DJSDI is a dividend-weighted index intended to represent the 100 stocks in the Dow Jones U.S. Total Market Index that have the highest indicated annual dividend yield. The BEMAI tracks total returns for external-currency-denominated debt instruments of the emerging markets. The BHY2%ICI is an issuer-constrained version of the Barclays U.S. Corporate High-Yield Index that measures the market of USD-denominated, noninvestment-grade, fixed-rate, taxable corporate bonds. The index follows the same rules as the uncapped index but limits the exposure of each issuer to 2% of the total market value and redistributes any excess market value index-wide on a pro-rata basis. The BMB covers agency mortgage-backed pass-through securities (both fixed-rate and hybrid ARM) issued by Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC).
4	Morningstar figures represent the average of the total returns reported by all the mutual funds designated by Morningstar as falling into the respective category indicated. They do not reflect sales charges.
5	The Fund's R class commenced operations on June 28, 2013. For the period prior to the commencement of operations of the R class, the R class performance information shown is for the A class adjusted to reflect the expenses of the Fund's R class for each year for which the Fund's R class expenses would have exceeded the actual expenses paid by the Fund's A class . Additionally, the performance shown has been adjusted to reflect the absence of sales charges applicable to the A class.
6	The Fund's Institutional Shares commenced operations on March 30, 2012. For the period prior to the commencement of operations of the Institutional Shares, the performance information shown is for the Fund's A class. The performance of the A class has not been adjusted to reflect the expenses of the Institutional Shares, since the Institutional Shares have a lower expense ratio than the expenses of the A class. The performance of the A class has been adjusted to reflect the absence of sales charges and to remove any voluntary waiver of Fund expenses related to the A class that may have occurred during the period prior to the commencement of operations of the Institutional Shares.
Annual Shareholder Report

Portfolio of Investments Summary Tables (unaudited)
At November 30, 2014, the Fund's portfolio composition1 was as follows:
Sector	Percentage of Total Net Assets
Domestic Equity Securities	33.2%
Domestic Fixed-Income Securities	23.6%
International Fixed-Income Securities	14.1%
International Equity Securities	11.7%
Foreign Governments/Agencies	5.3%
U.S. Government Agency Mortgage-Backed Securities	2.7%
Non-Agency Mortgage-Backed Securities	1.1%
U.S. Treasury	0.1%
Asset-Backed Securities[2]	0.0%
Floating Rate Loan[2]	0.0%
Derivative Contracts[3]	(0.2)%
Other Security Type[2,4]	0.0%
Cash Equivalents[5]	7.8%
Other Assets and Liabilities—Net[6]	0.6%
TOTAL	100.0%
1	See the Fund's Prospectus for a description of the principal types of securities in which the Fund invests. As of the date specified above, the Fund owned shares of one or more affiliated investment companies. For purposes of this table, the affiliated investment company (other than an affiliated money market mutual fund) is not treated as a single portfolio security, but rather the Fund is treated as owning a pro rata portion of each security and each other asset and liability owned by the affiliated investment company. Accordingly, the percentages of total net assets shown in the table will differ from those presented on the Portfolio of Investments.
2	Represents less than 0.1%.
3	Based upon net unrealized appreciation (depreciation) or value of the derivative contracts as applicable. Derivative contracts may consist of futures, forwards, options and swaps. The impact of a derivative contract on the Fund's performance may be larger than its unrealized appreciation (depreciation) or value may indicate. In many cases, the notional value or amount of a derivative contract may provide a better indication of the contract's significance to the portfolio. More complete information regarding the Fund's direct investments in derivative contracts, including unrealized appreciation (depreciation), value, and notional values or amounts of such contracts, can be found in the table at the end of the Portfolio of Investments included in this Report.
4	Other Security Type consists of purchased call swaptions.
5	Cash Equivalents include any investments in money market mutual funds and/or overnight repurchase agreements.
6	Assets, other than investments in securities and derivative contracts, less liabilities. See Statement of Assets and Liabilities.
Annual Shareholder Report

At November 30, 2014, the Fund's sector composition7 for its equity securities was as follows:
Sector Composition	Percentage of Equity Securities
Telecommunication Services	16.9%
Financials	13.0%
Information Technology	12.9%
Energy	12.2%
Industrials	11.0%
Health Care	8.2%
Materials	7.8%
Consumer Staples	7.2%
Consumer Discretionary	5.8%
Utilities	5.0%
TOTAL	100.0%
7	Sector classifications are based upon, and individual portfolio securities are assigned to, the classifications of the Global Industry Classification Standard (GICS) except that the Adviser assigns a classification to securities not classified by the GICS and to securities for which the Adviser does not have access to the classification made by the GICS.
Annual Shareholder Report

Portfolio of Investments
November 30, 2014
Shares or Principal Amount		Value
	COMMON STOCKS—29.6%
	Consumer Discretionary—1.9%
635,964	Corus Entertainment, Inc., Class B	$12,046,331
77,300	Garmin Ltd.	4,429,290
55,393	Kohl's Corp.	3,302,531
922,403	Regal Entertainment Group	21,298,285
347,549	Six Flags Entertainment Corp.	14,127,867
	TOTAL	55,204,304
	Consumer Staples—2.6%
315,410	Altria Group, Inc.	15,852,507
95,194	Kraft Foods Group, Inc.	5,727,823
291,765	Lorillard, Inc.	18,422,042
179,601	Philip Morris International, Inc.	15,612,715
267,510	Reynolds American, Inc.	17,631,584
	TOTAL	73,246,671
	Energy—4.8%
280,211	ARC Resources Ltd.	6,667,723
291,706	BP PLC, ADR	11,469,880
481,087	Baytex Energy Corp.	10,711,390
1,497,549	Bonavista Energy Corp.	12,480,666
533,061	Crescent Point Energy Corp.	13,952,353
336,200	Enerplus Corp.	4,387,410
474,130	HollyFrontier Corp.	19,353,987
170,859	Kinder Morgan, Inc.	7,065,020
1,349,590	Pengrowth Energy Corp.	4,532,073
295,185	Royal Dutch Shell PLC	19,603,236
396,755	Total SA, ADR	22,071,481
94,918	Vermilion Energy, Inc.	4,503,936
	TOTAL	136,799,155
	Financials—5.0%
900,111	Ares Capital Corp.	14,806,826
359,921	Bank of Montreal	26,522,579
1,339,022	Hospitality Properties Trust	40,974,073
105,639	Mercury General Corp.	5,827,047
152,661	MetLife, Inc.	8,489,478
490,639	Old Republic International Corp.	7,423,368
Annual Shareholder Report

Shares or Principal Amount		Value
	COMMON STOCKS—continued
	Financials—continued
365,505	Royal Bank of Canada, Montreal	$26,736,691
330,435	Sun Life Financial Services of Canada	12,338,443
	TOTAL	143,118,505
	Health Care—3.7%
56,894	AbbVie, Inc.	3,937,065
809,619	GlaxoSmithKline PLC, ADR	37,606,803
171,743	Lilly (Eli) & Co.	11,699,133
322,963	Merck & Co., Inc.	19,506,965
1,230,013	PDL BioPharma, Inc.	10,159,907
720,246	Pfizer, Inc.	22,435,663
	TOTAL	105,345,536
	Industrials—2.1%
229,813	BAE Systems PLC, ADR	6,908,179
1,299,556	Donnelley (R.R.) & Sons Co.	21,884,523
77,551	Lockheed Martin Corp.	14,855,669
206,474	MSC Industrial Direct Co.	16,036,836
	TOTAL	59,685,207
	Information Technology—2.4%
230,109	CA, Inc.	7,167,895
171,137	Cisco Systems, Inc.	4,730,227
171,552	Intel Corp.	6,390,312
370,319	KLA-Tencor Corp.	25,714,951
100,706	Lexmark International, Inc.	4,316,259
249,570	Microsoft Corp.	11,931,942
119,267	Seagate Technology	7,884,742
	TOTAL	68,136,328
	Materials—0.8%
330,650	Freeport-McMoRan, Inc.	8,877,952
161,970	LyondellBasell Industries NV - Class - A	12,772,955
	TOTAL	21,650,907
	Telecommunication Services—4.1%
1,070,566	AT&T, Inc.	37,876,625
301,261	BCE, Inc.	14,135,166
673,395	CenturyLink, Inc.	27,454,314
408,218	Consolidated Communications Holdings, Inc.	11,189,256
2,656,560	Frontier Communications Corp.	18,728,748
Annual Shareholder Report

Shares or Principal Amount		Value
	COMMON STOCKS—continued
	Telecommunication Services—continued
182,422	Verizon Communications	$9,228,729
	TOTAL	118,612,838
	Utilities—2.2%
133,460	Ameren Corp.	5,753,460
123,299	Entergy Corp.	10,344,786
357,648	National Grid PLC, ADR	25,965,245
1,529,135	Northland Power, Inc.	22,318,551
	TOTAL	64,382,042
	TOTAL COMMON STOCKS (IDENTIFIED COST $814,350,502)	846,181,493
	CORPORATE BONDS—2.6%
	Basic Industry - Chemicals—0.2%
$1,500,000	Albemarle Corp., 4.150%, 12/01/2024	1,535,349
1,520,000	Albemarle Corp., Sr. Unsecd. Note, 5.450%, 12/01/2044	1,587,594
3,707,000	Ashland, Inc., Conv. Bond, Series UNIT, 6.500%, 06/30/2029	3,438,242
	TOTAL	6,561,185
	Basic Industry - Metals & Mining—0.1%
2,000,000	Anglogold Ashanti Holdings PLC, Sr. Unsecd. Note, 8.500%, 07/30/2020	2,157,500
	Basic Industry - Paper—0.0%
140,000	Westvaco Corp., Sr. Deb., 7.500%, 06/15/2027	159,248
	Communications - Cable & Satellite—0.3%
4,900,000	DIRECTV Holdings LLC, Sr. Unsecd. Note, 5.150%, 03/15/2042	5,071,755
4,000,000	Time Warner Cable, Inc., Company Guarantee, 5.500%, 09/01/2041	4,553,868
	TOTAL	9,625,623
	Communications - Media & Entertainment—0.0%
1,100,000	Grupo Televisa S.A., Sr. Unsecd. Note, 5.000%, 05/13/2045	1,120,944
	Communications - Telecom Wirelines—0.2%
4,175,000	Verizon Communications, Inc., Sr. Unsecd. Note, 6.550%, 09/15/2043	5,415,547
	Communications Equipment—0.5%
23,404,000	Liberty Media Group, Conv. Bond, 3.500%, 01/15/2031	13,054,751
	Consumer Cyclical - Automotive—0.1%
2,500,000	Ford Motor Co., Sr. Unsecd. Note, 4.750%, 01/15/2043	2,601,140
	Consumer Non-Cyclical - Tobacco—0.2%
2,500,000	Altria Group, Inc., Sr. Unsecd. Note, 5.375%, 01/31/2044	2,807,102
1,750,000	Lorillard Tobacco Co., Sr. Unsecd. Note, 7.000%, 08/04/2041	2,194,150
	TOTAL	5,001,252
Annual Shareholder Report

Shares or Principal Amount			Value
		CORPORATE BONDS—continued
		Energy - Independent—0.1%
$450,000		Petroleos Mexicanos, 6.500%, 06/02/2041	$523,125
1,700,000		Petroleos Mexicanos, Sr. Unsecd. Note, Series WI, 6.375%, 01/23/2045	1,967,155
		TOTAL	2,490,280
		Energy - Integrated—0.1%
2,330,000		Phillips 66, Sr. Unsecd. Note, 4.875%, 11/15/2044	2,389,045
		Financial Institution - Banking—0.4%
450,000		Bank of America Corp., Sub. Note, 6.500%, 09/15/2037	536,808
3,000,000		Goldman Sachs Group, Inc., Sr. Unsecd. Note, 6.250%, 02/01/2041	3,786,072
1,750,000		JPMorgan Chase & Co., Sub. Note, 3.375%, 05/01/2023	1,726,886
1,450,000		Merrill Lynch & Co., Inc., Sub. Note, 7.750%, 05/14/2038	2,039,002
1,100,000		Morgan Stanley, Sr. Unsecd. Note, 2.500%, 01/24/2019	1,114,941
950,000		Morgan Stanley, Sr. Unsecd. Note, Series MTN, 6.250%, 08/09/2026	1,157,052
1,500,000		Morgan Stanley, Sub. Note, Series MTN, 4.100%, 05/22/2023	1,532,724
		TOTAL	11,893,485
		Financial Institution - Broker/Asset Mgr/Exchange—0.1%
1,005,000		Jefferies Group LLC, Sr. Unsecd. Note, 6.500%, 01/20/2043	1,129,982
600,000		Jefferies Group, Inc., Sr. Unsecd. Note, 6.250%, 01/15/2036	636,876
		TOTAL	1,766,858
		Financial Institution - Finance Companies—0.0%
400,000		HSBC Finance Capital Trust, Note, 5.911%, 11/30/2035	409,120
		Financial Institution - Insurance - P&C—0.2%
2,700,000	[1,2]	Liberty Mutual Group, Inc., Series 144A, 4.850%, 08/01/2044	2,672,633
1,000,000	[1,2]	Nationwide Mutual Insurance Co., Sub. Note, Series 144A, 9.375%, 08/15/2039	1,576,879
		TOTAL	4,249,512
		Marine—0.0%
871,000		Dryships, Inc., Conv. Bond, 5.000%, 12/01/2014	863,887
		Utility - Electric—0.1%
1,800,000	[1,2]	Electricite de France SA, Jr. Sub. Note, Series 144A, 5.625%, 12/29/2049	1,897,200
1,900,000	[1,2]	Enel Finance International SA, Company Guarantee, Series 144A, 6.000%, 10/07/2039	2,208,301
		TOTAL	4,105,501
		TOTAL CORPORATE BONDS (IDENTIFIED COST $68,939,107)	73,864,878
Annual Shareholder Report

Shares or Principal Amount			Value
		ASSET-BACKED SECURITY—0.0%
		Auto Receivables—0.0%
$400,000		Santander Drive Auto Receivables Trust 2013-1, Class D, 2.270%, 01/15/2019 (IDENTIFIED COST $399,950)	$403,482
		COMMERCIAL MORTGAGE-BACKED SECURITY—0.1%
		Agency Commercial Mortgage-Backed Security—0.1%
2,025,000	[1,2]	FREMF Mortgage Trust 2013-K25, Class B, 3.742%, 11/25/2045 (IDENTIFIED COST $2,046,664)	2,040,000
		PREFERRED STOCKS—15.3%
		Consumer Discretionary—0.7%
1,600,000	[1,2]	SPLS, Issued by JPMorgan Chase & Co., ELN, 14.000%, 01/27/2015	19,280,000
		Consumer Staples—0.7%
221,210		Post Holdings, Inc., Conv. Pfd., 5.250%, 06/01/2017	19,137,983
		Energy—0.7%
395,000	[1,2,3]	VLO, Issued by JP Morgan Chase & Co., ELN, 0.000%, 02/06/2015	19,584,100
		Financials—0.8%
2,750		Bank of America Corp., Series L, Pfd., 7.250%, 12/31/2049, Annual Dividend $72.50	3,268,100
44,100		New York Community Cap Trust V, Conv. Pfd., 6.000%, 11/1/2051, Annual Dividend $3.00	2,180,304
9,350		Wells Fargo Co., Series L, Pfd., 7.500%, 12/31/2049, Annual Dividend $75.00	11,477,359
115,215		Weyerhaeuser Co., Conv. Pfd., Series A, 6.375%, 07/01/2016, Annual Dividend $3.19	6,763,120
		TOTAL	23,688,883
		Industrials—2.8%
531,000	[1,2,3]	DAL, Issued by JPMorgan Chase & Co., ELN, 13.190%,0 5/19/2015	23,979,960
196,029		Stanley Black & Decker I, Conv. Pfd., 6.250%, 11/17/2016, Annual Dividend $6.25	22,619,787
574,012		United Technologies Corp, Conv. Pfd., 7.500%, 08/01/2015, Annual Dividend $3.75	34,446,460
		TOTAL	81,046,207
		Information Technology—3.4%
235,000	[1,2,3]	AAPL, Issued by Royal Bank of Canada, ELN, 9.500%, 05/29/2015	27,840,450
2,300,000	[3]	BRCD, Issued by Credit Suisse AG, ELN, 0.000%, 04/29/2015	24,978,000
700,000	[1,2,3]	MU, Issued by Bank of America Corp., ELN, 0.000%, 05/28/2015	24,437,000
213,000	[3]	SNDK, Issued by Credit Suisse AG, ELN, 0.000%, 01/30/2015	20,921,925
		TOTAL	98,177,375
Annual Shareholder Report

Shares or Principal Amount			Value
		PREFERRED STOCKS—continued
		Materials—2.7%
482,000	[3]	Alcoa, Inc., Conv. Pfd, Series 1, 5.375%, 10/01/2017, Annual Dividend $3.01	$25,690,600
728,395		ArcelorMittal, Conv. Bond, Conv. Pfd., Series MTUS, 6.000%, 01/15/2016, Annual Dividend $1.50	14,218,270
1,035,000	[3]	NEM, Issued by Credit Suisse AG, ELN, 0.000%, 05/26/2015	20,151,450
550,000	[3]	X, Issued by Barclays Bank PLC, ELN, 16.500%, 05/04/2015	18,678,000
		TOTAL	78,738,320
		Utilities—3.5%
207,840		AES Trust III, Conv. Pfd., 6.750%, 10/15/2029, Annual Dividend $3.38	10,570,742
513,646		Dominion Resources, Inc., Series B, Conv. Pfd., 6.375%, 07/01/2017, Annual Dividend $3.19	26,581,180
239,651		Dynegy, Inc., Conv. Pfd., Series A, 5.375%, 11/01/2017, Annual Dividend $6.57	25,772,069
418,788		Exelon Corp., Conv. Pfd., 6.500%, 06/01/2017, Annual Dividend $3.25	21,856,546
96,081		Laclede Group, Inc./The, Conv. Pfd., 6.750%, 04/01/2017, Annual Dividend $4.13	5,335,378
135,000		NextEra Energy, Inc., Conv. Pfd., 5.889%, 09/01/2015, Annual Dividend $2.94	8,885,700
		TOTAL	99,001,615
		TOTAL PREFERRED STOCKS (IDENTIFIED COST $432,624,021)	438,654,483
		COLLATERALIZED MORTGAGE OBLIGATIONS—0.7%
$1,500,000		Citigroup Commercial Mortgage Trust 2012-GC8, Class A4, 3.024%, 09/10/2045	1,524,305
2,000,000		Citigroup Commercial Mortgage Trust 2013-GC11, Class B, 3.732%, 04/10/2046	2,028,765
830,000		Commercial Mortgage Pass-Through Certificates 2012-CR1, Class AM, 3.912%, 05/15/2045	880,949
1,315,000		Commercial Mortgage Pass-Through Certificates 2012-CR1, Class B, 4.612%, 05/15/2045	1,426,869
100,000		Commercial Mortgage Pass-Through Certificates 2012-LC4, Class B, 4.934%, 12/10/2044	110,572
2,050,000	[1,2]	Commercial Mortgage Trust 2013-CR8, Class B, 4.101%, 06/10/2046	2,121,921
2,230,000		Commercial Mortgage Trust 2014-LC17, Class B, 4.490%, 10/10/2047	2,387,215
1,175,000		GS Mortgage Securities Corp. II 2012-GCJ7, Class AS, 4.085%, 05/10/2045	1,262,847
1,415,000		GS Mortgage Securities Corp. II 2012-GCJ7, Class B, 4.74%, 05/10/2045	1,550,071
3,440,000		GS Mortgage Securities Trust 2014-GC24, Class B, 4.640%, 09/10/2047	3,676,044
950,000		Morgan Stanley Capital I 2007-IQ16, Class AM, 6.293%, 12/12/2049	1,055,457
Annual Shareholder Report

Shares or Principal Amount			Value
		COLLATERALIZED MORTGAGE OBLIGATIONS—continued
$1,100,000	[1,2]	UBS-Barclays Commercial Mortgage Trust 2013-C6, Class B, 3.875%, 04/10/2046	$1,126,678
875,000		WF-RBS Commercial Mortgage Trust 2012-C6, Class A4, 3.44%, 04/15/2045	921,003
1,715,000		WF-RBS Commercial Mortgage Trust 2014-C25, Class B, 4.236%, 11/15/2047	1,766,450
		TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (IDENTIFIED COST $21,300,652)	21,839,146
		U.S. TREASURY—0.1%
1,848,157	[4]	U.S. Treasury Inflation-Protected Note, Series D-2021, 0.625%, 07/15/2021 (IDENTIFIED COST $2,025,815)	1,903,005
		INVESTMENT COMPANIES—51.1%[5]
14,654,249		Emerging Markets Fixed Income Core Fund	518,860,902
9,106,579		Federated Mortgage Core Portfolio	90,883,661
159,484,233	[6]	Federated Prime Value Obligations Fund, Institutional Shares, 0.07%	159,484,233
105,943,487		High Yield Bond Portfolio	690,751,537
		TOTAL INVESTMENT COMPANIES (IDENTIFIED COST $1,471,498,359)	1,459,980,333
		TOTAL INVESTMENTS—99.5% (IDENTIFIED COST $2,813,185,070)[7]	2,844,866,820
		OTHER ASSETS AND LIABILITIES - NET—0.5%[8]	13,043,193
		TOTAL NET ASSETS—100%	$2,857,910,013
At November 30, 2014, the Fund had the following outstanding futures contracts:
Description	Number of Contracts	Notional Value	Expiration Date	Unrealized Appreciation (Depreciation)
[3]United States Treasury Notes 2-Year Long Futures	400	$87,656,250	March 2015	$130,334
[3]United States Long Bonds Short Futures	67	$9,555,875	March 2015	$(159,802)
[3]United States Treasury Notes 10-Year Short Futures	780	$99,096,563	March 2015	$(790,536)
[3]United States Ultra Bond Short Futures	150	$24,121,875	March 2015	$(559,327)
NET UNREALIZED DEPRECIATION ON FUTURES CONTRACTS				$(1,379,331)
Annual Shareholder Report

At November 30, 2014, the Fund had the following outstanding foreign exchange contracts:
Settlement Date	Foreign Currency Units to Deliver/Receive	In Exchange For	Unrealized Depreciation
Contracts Sold:
12/1/2014	49,102 CAN	$42,906	$(19)
Net Unrealized Depreciation on Futures Contracts and Foreign Exchange Contracts is included in “Other Assets and Liabilities—Net.”
1	Denotes a restricted security that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) is subject to a contractual restriction on public sales. At November 30, 2014, these restricted securities amounted to $128,765,122, which represented 4.5% of total net assets.
2	Denotes a restricted security that may be resold without restriction to “qualified institutional buyers” as defined in Rule 144A under the Securities Act of 1933 and that the Fund has determined to be liquid under criteria established by the Fund's Board of Trustees (the “Trustees”). At November 30, 2014, these liquid restricted securities amounted to $128,765,122, which represented 4.5% of total net assets.
3	Non-income-producing security.
4	Pledged as collateral to ensure the Fund is able to satisfy the obligations of its outstanding short futures contracts.
5	Affiliated holdings.
6	7-day net yield.
7	The cost of investments for federal tax purposes amounts to $2,814,721,084.
8	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.
Note: The categories of investments are shown as a percentage of total net assets at November 30, 2014.
Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:
Level 1—quoted prices in active markets for identical securities, including investment companies with daily net asset values, if applicable.
Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Also includes securities valued at amortized cost.
Level 3—significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments).
The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.
Annual Shareholder Report

The following is a summary of the inputs used, as of November 30, 2014, in valuing the Fund's assets carried at fair value:
Valuation Inputs
	Level 1— Quoted Prices and Investments in Investment Companies	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Total
Equity Securities:
Common Stocks
Domestic	$526,136,370	$—	$—	$526,136,370
International	320,045,123	—	—	320,045,123
Preferred Stocks
Domestic	200,111,967	224,324,246	—	424,436,213
International	14,218,270	—	—	14,218,270
Debt Securities:
Corporate Bonds	—	73,864,878	—	73,864,878
Asset-Backed Security	—	403,482	—	403,482
Commercial Mortgage Backed-Security	—	2,040,000	—	2,040,000
Collateralized Mortgage Obligations	—	21,839,146	—	21,839,146
U.S. Treasury	—	1,903,005	—	1,903,005
Investment Companies[1]	1,459,980,333	—	—	1,459,980,333
TOTAL SECURITIES	$2,520,492,063	$324,374,757	$—	$2,844,866,820
OTHER FINANCIAL INSTRUMENTS[2]	$(1,379,350)	$—	$—	$(1,379,350)
1	Emerging Markets Fixed Income Core Fund, Federated Mortgage Core Portfolio and High Yield Bond Portfolio are affiliated holdings offered only to registered investment companies and other accredited investors.
2	Other financial instruments include futures contracts and foreign exchange contracts.
The following acronyms are used throughout this portfolio:
ADR	—American Depositary Receipt
CAN	—Canadian Dollar
ELN	—Equity-Linked Notes
MTN	—Medium Term Note
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Financial Highlights–Class A Shares
(For a Share Outstanding Throughout Each Period)
Year Ended November 30	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$8.60	$8.08	$7.60	$7.56	$7.26
Income From Investment Operations:
Net investment income	0.52[1]	0.47[1]	0.44[1]	0.39	0.36[1]
Net realized and unrealized gain (loss) on investments, futures contracts, swap contracts, options and foreign currency transactions	(0.03)	0.51	0.48	0.06	0.29
TOTAL FROM INVESTMENT OPERATIONS	0.49	0.98	0.92	0.45	0.65
Less Distributions:
Distributions from net investment income	(0.51)	(0.46)	(0.44)	(0.41)	(0.35)
Net Asset Value, End of Period	$8.58	$8.60	$8.08	$7.60	$7.56
Total Return[2]	5.78%	12.50%	12.45%	5.97%	9.22%
Ratios to Average Net Assets:
Net expenses	0.89%	0.90%	1.02%	1.30%[3]	1.31%[3]
Net investment income	5.94%	5.64%	5.49%	5.07%	4.89%
Expense waiver/reimbursement[4]	0.17%	0.29%	0.28%	0.01%	0.01%
Supplemental Data:
Net assets, end of period (000 omitted)	$1,055,328	$497,631	$261,743	$216,352	$222,958
Portfolio turnover	41%	35%	37%	31%	53%
1	Per share numbers have been calculated using the average shares method.
2	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
3	The net expense ratio is calculated without reduction for expense offset arrangements. The net expense ratios are 1.30% and 1.30%, for the years ended November 30, 2011 and 2010, respectively, after taking into account these expense reductions.
4	This expense decrease is reflected in both the net expense and the net investment income ratios shown above.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Financial Highlights–Class B Shares
(For a Share Outstanding Throughout Each Period)
Year Ended November 30	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$8.62	$8.10	$7.62	$7.57	$7.28
Income From Investment Operations:
Net investment income	0.45[1]	0.41[1]	0.38[1]	0.33	0.31[1]
Net realized and unrealized gain (loss) on investments, futures contracts, swap contracts, options and foreign currency transactions	(0.03)	0.51	0.49	0.07	0.28
TOTAL FROM INVESTMENT OPERATIONS	0.42	0.92	0.87	0.40	0.59
Less Distributions:
Distributions from net investment income	(0.45)	(0.40)	(0.39)	(0.35)	(0.30)
Net Asset Value, End of Period	$8.59	$8.62	$8.10	$7.62	$7.57
Total Return[2]	4.87%	11.65%	11.58%	5.29%	8.24%
Ratios to Average Net Assets:
Net expenses	1.64%	1.65%	1.77%	2.05%[3]	2.06%[3]
Net investment income	5.19%	4.89%	4.73%	4.31%	4.14%
Expense waiver/reimbursement[4]	0.20%	0.31%	0.28%	0.01%	0.01%
Supplemental Data:
Net assets, end of period (000 omitted)	$92,686	$59,919	$34,123	$30,721	$35,494
Portfolio turnover	41%	35%	37%	31%	53%
1	Per share numbers have been calculated using the average shares method.
2	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
3	The net expense ratio is calculated without reduction for expense offset arrangements. The net expense ratios are 2.05% and 2.06% for the years ended November 30, 2011 and 2010, respectively, after taking into account these expense reductions.
4	This expense decrease is reflected in both the net expense and the net investment income ratios shown above.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Financial Highlights–Class C Shares
(For a Share Outstanding Throughout Each Period)
Year Ended November 30	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$8.60	$8.09	$7.60	$7.56	$7.27
Income From Investment Operations:
Net investment income	0.45[1]	0.41[1]	0.38[1]	0.34	0.31[1]
Net realized and unrealized gain (loss) on investments, futures contracts, swap contracts, options and foreign currency transactions	(0.02)	0.50	0.50	0.05	0.28
TOTAL FROM INVESTMENT OPERATIONS	0.43	0.91	0.88	0.39	0.59
Less Distributions:
Distributions from net investment income	(0.45)	(0.40)	(0.39)	(0.35)	(0.30)
Net Asset Value, End of Period	$8.58	$8.60	$8.09	$7.60	$7.56
Total Return[2]	5.02%	11.56%	11.76%	5.18%	8.26%
Ratios to Average Net Assets:
Net expenses	1.64%	1.65%	1.75%	2.05%[3]	2.06%[3]
Net investment income	5.19%	4.89%	4.77%	4.33%	4.16%
Expense waiver/reimbursement[4]	0.17%	0.28%	0.30%	0.01%	0.01%
Supplemental Data:
Net assets, end of period (000 omitted)	$1,025,161	$333,452	$88,605	$46,443	$39,705
Portfolio turnover	41%	35%	37%	31%	53%
1	Per share numbers have been calculated using the average shares method.
2	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
3	The net expense ratio is calculated without reduction for expense offset arrangements. The net expense ratios are 2.05% and 2.05%, for the years ended November 30, 2011 and 2010, respectively, after taking into account these expense reductions.
4	This expense decrease is reflected in both the net expense and the net investment income ratios shown above.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Financial Highlights–Class F Shares
(For a Share Outstanding Throughout Each Period)
Year Ended November 30	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$8.59	$8.08	$7.60	$7.55	$7.26
Income From Investment Operations:
Net investment income	0.52[1]	0.47[1]	0.44[1]	0.40	0.36[1]
Net realized and unrealized gain on investments, futures contracts, swap contracts, options and foreign currency transactions	(0.03)	0.50	0.49	0.06	0.28
TOTAL FROM INVESTMENT OPERATIONS	0.49	0.97	0.93	0.46	0.64
Less Distributions:
Distributions from net investment income	(0.51)	(0.46)	(0.45)	(0.41)	(0.35)
Net Asset Value, End of Period	$8.57	$8.59	$8.08	$7.60	$7.55
Total Return[2]	5.78%	12.38%	12.46%	6.11%	9.08%
Ratios to Average Net Assets:
Net expenses	0.89%	0.89%	1.01%	1.30%[3]	1.31%[3]
Net investment income	5.95%	5.64%	5.49%	5.07%	4.90%
Expense waiver/reimbursement[4]	0.17%	0.29%	0.29%	0.01%	0.00%[5]
Supplemental Data:
Net assets, end of period (000 omitted)	$211,873	$128,115	$84,041	$69,612	$71,337
Portfolio turnover	41%	35%	37%	31%	53%
1	Per share numbers have been calculated using the average shares method.
2	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
3	The net expense ratio is calculated without reduction for expense offset arrangements. The net expense ratios are 1.30% and 1.31% for the years ended November 30, 2011 and 2010, respectively, after taking into account these expense reductions.
4	This expense decrease is reflected in both the net expense and the net investment income ratios shown above.
5	Represents less than 0.01%.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Financial Highlights–Class R Shares
(For a Share Outstanding Throughout Each Period)
	Year Ended 11/30/2014	Period Ended 11/30/2013[1]
Net Asset Value, Beginning of Period	$8.60	$8.01
Income From Investment Operations:
Net investment income	0.47[2]	0.19[2]
Net realized and unrealized gain (loss) on investments, futures contracts and foreign currency transactions	(0.00)[3]	0.58
TOTAL FROM INVESTMENT OPERATIONS	0.47	0.77
Less Distributions:
Distributions from net investment income	(0.49)	(0.18)
Net Asset Value, End of Period	$8.58	$8.60
Total Return[4]	5.59%	9.70%
Ratios to Average Net Assets:
Net expenses	1.14%	1.14%[5]
Net investment income	5.38%	5.28%[5]
Expense waiver/reimbursement[6]	0.36%	0.73%[5]
Supplemental Data:
Net assets, end of period (000 omitted)	$378	$0[7]
Portfolio turnover	41%	35%[8]
1	Reflects operations for the period from June 25, 2013 (date of initial investment) to November 30, 2013.
2	Per share numbers have been calculated using the average shares method.
3	Represents less than $0.01.
4	Based on net asset value. Total returns for periods of less than one year are not annualized.
5	Computed on an annualized basis.
6	This expense decrease is reflected in both the net expense and the net investment income ratios shown above.
7	Represents less than $1,000.
8	Portfolio turnover is calculated at the Fund level. Percentage indicated was calculated for the year ended November 30, 2013.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Financial Highlights–Institutional Shares
(For a Share Outstanding Throughout Each Period)
	Year Ended November 30,		Period Ended 11/30/2012[1]
	2014	2013
Net Asset Value, Beginning of Period	$8.61	$8.09	$7.96
Income From Investment Operations:
Net investment income	0.54[2]	0.49[2]	0.31[2]
Net realized and unrealized gain (loss) on investments, futures contracts, swap contracts, options and foreign currency transactions	(0.04)	0.51	0.14
TOTAL FROM INVESTMENT OPERATIONS	0.50	1.00	0.45
Less Distributions:
Distributions from net investment income	(0.53)	(0.48)	(0.32)
Net Asset Value, End of Period	$8.58	$8.61	$8.09
Total Return[3]	5.92%	12.76%	5.77%
Ratios to Average Net Assets:
Net expenses	0.64%	0.65%	0.64%[4]
Net investment income	6.19%	5.89%	5.80%[4]
Expense waiver/reimbursement[5]	0.16%	0.27%	0.41%[4]
Supplemental Data:
Net assets, end of period (000 omitted)	$472,485	$142,842	$22,221
Portfolio turnover	41%	35%	37%[6]
1	Reflects operations for the period from March 30, 2012 (date of initial investment) to November 30, 2012.
2	Per share numbers have been calculated using the average shares method.
3	Based on net asset value. Total returns for periods of less than one year are not annualized.
4	Computed on an annualized basis.
5	This expense decrease is reflected in both the net expense and the net investment income ratios shown above.
6	Portfolio turnover is calculated at the Fund level. Percentage indicated was calculated for the year ended November 30, 2012.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Statement of Assets and Liabilities
November 30, 2014
Assets:
Total investment in securities, at value including $1,459,980,333 of investment in affiliated holdings (Note 5) (identified cost $2,813,185,070)		$2,844,866,820
Cash denominated in foreign currencies (identified cost $81,066)		80,400
Income receivable		13,988,949
Income receivable from affiliated holdings (Note 5)		3,952,915
Receivable for investments sold		52,199,142
Receivable for shares sold		21,188,719
TOTAL ASSETS		2,936,276,945
Liabilities:
Payable for investments purchased	$56,583,307
Payable for shares redeemed	2,659,031
Unrealized depreciation on foreign exchange contracts	19
Bank overdraft	15,882,615
Payable for daily variation margin	393,437
Income distribution payable	1,126,424
Payable for distribution services fee (Note 5)	667,692
Payable for other service fees (Notes 2 and 5)	446,260
Accrued expenses (Note 5)	608,147
TOTAL LIABILITIES		78,366,932
Net assets for 333,216,426 shares outstanding		$2,857,910,013
Net Assets Consist of:
Paid-in capital		$2,874,147,902
Net unrealized appreciation of investments, futures contracts and translation of assets and liabilities in foreign currency		30,292,625
Accumulated net realized loss on investments, futures contracts and foreign currency transactions		(49,519,070)
Undistributed net investment income		2,988,556
TOTAL NET ASSETS		$2,857,910,013
Annual Shareholder Report

Statement of Assets and Liabilities–continued
Net Asset Value, Offering Price and Redemption Proceeds Per Share
Class A Shares:
Net asset value per share ($1,055,327,670 ÷ 123,068,909 shares outstanding), no par value, unlimited shares authorized	$8.58
Offering price per share (100/94.50 of $8.58)	$9.08
Redemption proceeds per share	$8.58
Class B Shares:
Net asset value per share ($92,685,782 ÷ 10,787,723 shares outstanding), no par value, unlimited shares authorized	$8.59
Offering price per share	$8.59
Redemption proceeds per share (94.50/100 of $8.59)	$8.12
Class C Shares:
Net asset value per share ($1,025,160,872 ÷ 119,543,209 shares outstanding), no par value, unlimited shares authorized	$8.58
Offering price per share	$8.58
Redemption proceeds per share (99.00/100 of $8.58)	$8.49
Class F Shares:
Net asset value per share ($211,873,150 ÷ 24,725,610 shares outstanding), no par value, unlimited shares authorized	$8.57
Offering price per share (100/99.00 of $8.57)	$8.66
Redemption proceeds per share (99.00/100 of $8.57)	$8.48
Class R Shares:
Net asset value per share ($377,593 ÷ 43,993 shares outstanding), no par value, unlimited shares authorized	$8.58
Offering price per share	$8.58
Redemption proceeds per share	$8.58
Institutional Shares:
Net asset value per share ($472,484,946 ÷ 55,046,982 shares outstanding), no par value, unlimited shares authorized	$8.58
Offering price per share	$8.58
Redemption proceeds per share	$8.58
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Statement of Operations
Year Ended November 30, 2014
Investment Income:
Dividends (including $32,123,731 received from affiliated holdings (Note 5) and net of foreign taxes withheld of $1,757,678)			$108,947,621
Interest			3,313,888
Investment income allocated from an affiliated partnership (Note 5)			20,470,988
TOTAL INCOME			132,732,497
Expenses:
Investment adviser fee (Note 5)		$11,652,104
Administrative fee (Note 5)		1,518,777
Custodian fees		79,194
Transfer agent fee (Note 2)		1,733,628
Directors'/Trustees' fees (Note 5)		6,279
Auditing fees		26,500
Legal fees		15,017
Portfolio accounting fees		227,628
Distribution services fee (Note 5)		5,425,076
Other service fees (Notes 2 and 5)		4,149,312
Share registration costs		410,206
Printing and postage		125,105
Miscellaneous (Note 5)		15,706
TOTAL EXPENSES		25,384,532
Waivers and Reimbursements:
Waiver/reimbursement of investment adviser fee (Note 5)	$(1,935,299)
Waiver/reimbursements of other operating expenses (Notes 2 and 5)	(1,351,417)
TOTAL WAIVERS AND REIMBURSEMENTS		(3,286,716)
Net expenses			22,097,816
Net investment income			$110,634,681
Annual Shareholder Report

Statement of Operations–continued
Realized and Unrealized Gain (Loss) on Investments, Futures Contracts and Foreign Currency Transactions:
Net realized loss on investments and foreign currency transactions (including realized loss of $465,159 on sales of investments in affiliated holdings (Note 5))	$(966,673)
Net realized loss on futures contracts	(4,638,266)
Net realized gain on investments and foreign currency transactions allocated from affiliated partnership (Note 5)	7,105,165
Realized gain distribution from affiliated investment company shares (Note 5)	2,382,657
Net change in unrealized appreciation of investments and translation of assets and liabilities in foreign currency	(41,460,345)
Net change in unrealized depreciation of futures contracts	(1,233,537)
Net realized and unrealized loss on investments, futures contracts and foreign currency transactions	(38,810,999)
Change in net assets resulting from operations	$71,823,682
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Statement of Changes in Net Assets
Year Ended November 30	2014	2013
Increase (Decrease) in Net Assets
Operations:
Net investment income	$110,634,681	$39,932,294
Net realized gain on investments including allocation from affiliated partnership, futures contracts and foreign currency transactions	3,882,883	16,130,909
Net change in unrealized appreciation/depreciation of investments, futures contracts and translation of assets and liabilities in foreign currency	(42,693,882)	29,063,205
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	71,823,682	85,126,408
Distributions to Shareholders:
Distributions from net investment income
Class A Shares	(45,118,170)	(18,971,356)
Class B Shares	(3,906,576)	(2,099,932)
Class C Shares	(33,297,739)	(8,969,751)
Class F Shares	(9,968,506)	(5,662,808)
Class R Shares	(10,395)	(2)
Institutional Shares	(17,265,409)	(3,928,019)
CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(109,566,795)	(39,631,868)
Share Transactions:
Proceeds from sale of shares	1,974,920,255	727,626,658
Net asset value of shares issued to shareholders in payment of distributions declared	101,448,420	36,229,249
Cost of shares redeemed	(342,674,583)	(138,123,118)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	1,733,694,092	625,732,789
Change in net assets	1,695,950,979	671,227,329
Net Assets:
Beginning of period	1,161,959,034	490,731,705
End of period (including undistributed net investment income of $2,988,556 and $691,718, respectively)	$2,857,910,013	$1,161,959,034
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Notes to Financial Statements
November 30, 2014
1. ORGANIZATION
Federated Income Securities Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, open-end management investment company. The Trust consists of nine portfolios. The financial statements included herein are only those of the Federated Capital Income Fund (the “Fund”). The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. Each portfolio pays its own expenses. The Fund offers six classes of shares: Class A Shares, Class B Shares, Class C Shares, Class F Shares, Class R Shares and Institutional Shares. All shares of the Fund have equal rights with respect to voting, except on class-specific matters. The primary investment objective of the Fund is current income and long-term growth of income. Capital appreciation is a secondary objective.
Effective June 25, 2013, the Fund began offering Class R Shares.
2. SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles (GAAP).
Investment Valuation
In calculating its net asset value (NAV), the Fund generally values investments as follows:
■	Equity securities listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price in their principal exchange or market.
■	Shares of other mutual funds or non-exchange-traded investment companies are valued based upon their reported NAVs.
■	Fixed-income securities acquired with remaining maturities greater than 60 days are fair valued using price evaluations provided by a pricing service approved by the Trustees.
■	Fixed-income securities and repurchase agreements acquired with remaining maturities of 60 days or less are valued at their amortized cost (adjusted for the accretion of any discount or amortization of any premium), unless the issuer's creditworthiness is impaired or other factors indicate that amortized cost is not an accurate estimate of the investment's fair value, in which case it would be valued in the same manner as a longer-term security.
■	Derivative contracts listed on exchanges are valued at their reported settlement or closing price.
■	Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Trustees.
■	For securities that are fair valued in accordance with procedures established by and under the general supervision of the Trustees, certain factors may be considered such as: the purchase price of the security, information obtained by contacting the issuer, analysis of the issuer's financial statements or other available documents, fundamental analytical data, the nature and duration of restrictions on disposition, the movement of the market in which the security is normally traded and public trading in similar securities of the issuer or comparable issuers.
Annual Shareholder Report

If the Fund cannot obtain a price or price evaluation from a pricing service for an investment, the Fund may attempt to value the investment based upon the mean of bid and asked quotations or fair value the investment based on price evaluations, from one or more dealers. If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, or if the Fund cannot obtain price evaluations from a pricing service or from more than one dealer for an investment within a reasonable period of time as set forth in the Fund's valuation policies and procedures, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could purchase or sell an investment at the price used to calculate the Fund's NAV.
Fair Valuation and Significant Events Procedures
The Trustees have appointed a Valuation Committee comprised of officers of the Fund, Federated Equity Management Company of Pennsylvania (“Adviser”) and certain of the Adviser's affiliated companies to determine fair value of securities and in overseeing the calculation of the NAV. The Trustees have also authorized the use of pricing services recommended by the Valuation Committee to provide fair value evaluations of the current value of certain investments for purposes of calculating the NAV. The Valuation Committee employs various methods for reviewing third-party pricing-service evaluations including periodic reviews of third-party pricing services' policies, procedures and valuation methods (including key inputs and assumptions), transactional back-testing, comparisons of evaluations of different pricing services, and review of price challenges by the Adviser based on recent market activity. In the event that market quotations and price evaluations are not available for an investment, the Valuation Committee determines the fair value of the investment in accordance with procedures adopted by the Trustees. The Trustees periodically review and approve the fair valuations made by the Valuation Committee and any changes made to the procedures.
Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a “bid” evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a “mid” evaluation). The Fund normally uses bid evaluations for U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Fund normally uses mid evaluations for other types of fixed-income securities and OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Trustees.
Annual Shareholder Report

The Trustees also have adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment's value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:
■	With respect to securities traded in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures contracts;
■	Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded; and
■	Announcements concerning matters such as acquisitions, recapitalizations, litigation developments, a natural disaster affecting the issuer's operations or regulatory changes or market developments affecting the issuer's industry.
The Trustees have approved the use of a pricing service to determine the fair value of equity securities traded principally in foreign markets when the Adviser determines that there has been a significant trend in the U.S. equity markets or in index futures trading. For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Fund will determine the fair value of the investment using another method approved by the Trustees.
Repurchase Agreements
The Fund may invest in repurchase agreements for short-term liquidity purposes. It is the policy of the Fund to require the other party to a repurchase agreement to transfer to the Fund's custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Fund holds a “securities entitlement” and exercises “control” as those terms are defined in the Uniform Commercial Code. The Fund has established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the other party to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.
The insolvency of the other party or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Fund to receive less than the full repurchase price. Under the terms of the repurchase agreement, any amounts received by the Fund in excess of the repurchase price and related transaction costs must be remitted to the other party.
Annual Shareholder Report

The Fund may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the custodian or sub-custodian for investment companies and other clients advised by the Fund's Adviser and its affiliates. The Fund will participate on a pro rata basis with the other investment companies and clients in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.
Investment Income, Gains and Losses, Expenses and Distributions
Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified-cost basis. Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Foreign dividends are recorded on the ex-dividend date or when the Fund is informed of the ex-dividend date. Positive or negative inflation adjustments on Treasury Inflation-Protected Securities are included in interest income. Distributions of net investment income are declared and paid monthly. Non-cash dividends included in dividend income, if any, are recorded at fair value. The Fund invests in Emerging Markets Fixed Income Core Fund (EMCORE), a portfolio of Federated Core Trust II, L.P., which is a limited partnership established under the laws of the state of Delaware. The Fund records daily its proportionate share of income, expenses, realized and unrealized gains and losses from EMCORE. Investment income, realized and unrealized gains and losses, and certain fund-level expenses are allocated to each class based on relative average daily net assets, except that Class A Shares, Class B Shares, Class C Shares, Class F Shares, Class R Shares and Institutional Shares may bear distribution services fees, other service fees and transfer agent fees unique to those classes. For the year ended November 30, 2014, transfer agent fees for the Fund were as follows:
	Transfer Agent Fees Incurred	Transfer Agent Fees Reimbursed
Class A Shares	$712,845	$(556,156)
Class B Shares	91,907	(76,721)
Class C Shares	543,899	(416,447)
Class F Shares	159,060	(121,809)
Class R Shares	499	—
Institutional Shares	225,418	(172,760)
TOTAL	$1,733,628	$(1,343,893)
Annual Shareholder Report

Other Service Fees
The Fund may pay other service fees up to 0.25% of the average daily net assets of the Fund's Class A Shares, Class B Shares, Class C Shares and Class F Shares to unaffiliated financial intermediaries or to Federated Shareholder Services Company (FSSC) for providing services to shareholders and maintaining shareholder accounts. Subject to the terms described in the Expense Limitation note, FSSC may voluntarily reimburse the Fund for other service fees. For the year ended November 30, 2014, other service fees for the Fund were as follows:
	Other Service Fees Incurred	Other Service Fees Reimbursed
Class A Shares	$1,918,832	$(2,150)
Class B Shares	191,109	—
Class C Shares	1,616,940	—
Class F Shares	422,431	—
TOTAL	$4,149,312	$(2,150)
Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.
Premium and Discount Amortization/Paydown Gains and Losses
All premiums and discounts on fixed-income securities are amortized/accreted using the effective-interest-rate method. Gains and losses realized on principal payment of mortgage-backed securities (paydown gains and losses) are classified as part of investment income.
Federal Taxes
It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code (the “Code”) and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary. As of and during the year ended November 30, 2014, the Fund did not have a liability for any uncertain tax positions. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. As of November 30, 2014, tax years 2011 through 2014 remain subject to examination by the Fund's major tax jurisdictions, which include the United States of America and the Commonwealth of Massachusetts.
The Fund may be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The Fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or gains are earned.
Annual Shareholder Report

When-Issued and Delayed-Delivery Transactions
The Fund may engage in when-issued or delayed-delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed-delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.
Foreign Exchange Contracts
The Fund enters into foreign exchange contracts to manage currency and market risks. Purchased contracts are used to acquire exposure to foreign currencies, whereas, contracts to sell are used to hedge the Fund's securities against currency fluctuations. Risks may arise upon entering into these transactions from the potential inability of counterparties to meet the terms of their commitments and from unanticipated movements in security prices or foreign exchange rates. The foreign exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the settlement date.
Foreign exchange contracts are subject to Master Netting Agreements which is an agreement between the Fund and its counterparties that provides for the net settlement of all transactions and collateral with the Fund, through a single payment, in the event of default or termination. Amounts presented on the Portfolio of Investments and Statement of Assets and Liabilities are not net settlement amounts but gross. Foreign exchange contracts outstanding at period end, including net unrealized appreciation/depreciation or net settlement amount, are listed after the Fund's Portfolio of Investments.
Foreign Currency Translation
The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies (FCs) are translated into U.S. dollars based on the rates of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.
Annual Shareholder Report

Futures Contracts
The Fund purchases and sells financial futures contracts to increase yield and to manage duration, yield curve and market risks. Upon entering into a financial futures contract with a broker, the Fund is required to deposit in a segregated account a specified amount of cash or U.S. government securities. Futures contracts are valued daily and unrealized gains or losses are recorded in a “variation margin” account. Daily, the Fund receives from or pays to the broker a specified amount of cash based upon changes in the variation margin account. When a contract is closed, the Fund recognizes a realized gain or loss. Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with the changes in the value of the underlying securities. There is minimal counterparty risk to the Fund since futures are exchange traded and the exchange's clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.
Futures contracts outstanding at period end are listed after the Fund's Portfolio of Investments.
The average notional value of long and short futures contracts held by the Fund throughout the period was $32,936,418 and $90,331,569, respectively. This is based on amounts held as of each month-end throughout the fiscal period.
Option Contracts
The Fund buys or sells put and call options to increase yield and income and to manage currency and individual security risk. The seller (“writer”) of an option receives a payment or premium, from the buyer, which the writer keeps regardless of whether the buyer exercises the option. When the Fund writes a put or call option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. Premiums received from writing options which expire are treated as realized gains. The Fund, as a writer of an option, bears the market risk of an unfavorable change in the price of the underlying reference instrument. When the Fund purchases a put or call option, an amount equal to the premium paid is recorded as an increase to the cost of the investment and subsequently marked to market to reflect the current value of the option purchased. Premiums paid for purchasing options which expire are treated as realized losses. Premiums received/paid for writing/purchasing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying reference instrument to determine the realized gain or loss. The risk associated with purchasing put and call options is limited to the premium paid. Options can trade on securities or commodities exchanges. In this case, the exchange sets all the terms of the contract except for the price. Most exchanges require investors to maintain margin accounts through their brokers to cover their potential obligations to the exchange. This protects investors against potential defaults by the counterparty.
Annual Shareholder Report

At November 30, 2014, the Fund had no outstanding written option contracts.
The average notional amount of purchased put options held by the Fund throughout the period was $5,392. This is based on amounts held as of each month-end throughout the fiscal period.
Restricted Securities
The Fund may purchase securities which are considered restricted. Restricted securities are securities that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) are subject to contractual restrictions on public sales. In some cases, when a security cannot be offered for public sale without first being registered, the issuer of the restricted security has agreed to register such securities for resale, at the issuer's expense, either upon demand by the Fund or in connection with another registered offering of the securities. Many such restricted securities may be resold in the secondary market in transactions exempt from registration. Restricted securities may be determined to be liquid under criteria established by the Trustees. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities, like other securities, are priced in accordance with procedures established by and under the general supervision of the Trustees.
Additional Disclosure Related to Derivative Instruments
Fair Value of Derivative Instruments
	Liability
	Statement of Assets and Liabilities Location	Fair Value
Derivatives not accounted for as hedging instruments under ASC Topic 815
Interest rate contracts	Payable for daily variation margin	$1,379,331*
Foreign exchange contracts	Unrealized depreciation on foreign exchange contracts	19
TOTAL		$1,379,350
*	Includes cumulative depreciation of futures contracts as reported in the footnotes to the Portfolio of Investments. Only the current day's variation margin is reported within the Statement of Assets and Liabilities.
Annual Shareholder Report

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended November 30, 2014
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
	Futures	Forward Currency Contracts	Purchased Option Contracts	Total
Interest rate contracts	$(4,638,266)	$—	$—	$(4,638,266)
Foreign exchange contracts	—	57,155	—	57,155
Equity contracts	—	—	(832,600)	(832,600)
TOTAL	$(4,638,266)	$57,155	$(832,600)	$(5,413,711)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
	Futures	Forward Currency Contracts	Purchased Option Contracts	Total
Interest rate contracts	$(1,233,537)	$—	$—	$(1,233,537)
Foreign exchange contracts	—	(19)	—	(19)
Equity contracts	—	—	392,170	392,170
TOTAL	$(1,233,537)	$(19)	$392,170	$(841,386)
Other
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated. The Fund applies Investment Company accounting and reporting guidance.
3. SHARES OF BENEFICIAL INTEREST
The following tables summarize share activity:
Year Ended November 30	2014		2013
Class A Shares:	Shares	Amount	Shares	Amount
Shares sold	78,882,661	$689,443,582	31,728,611	$266,643,383
Shares issued to shareholders in payment of distributions declared	4,918,495	42,830,290	2,126,005	17,723,594
Shares redeemed	(18,596,098)	(162,048,743)	(8,370,135)	(69,704,116)
NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	65,205,058	$570,225,129	25,484,481	$214,662,861
Annual Shareholder Report

Year Ended November 30	2014		2013
Class B Shares:	Shares	Amount	Shares	Amount
Shares sold	4,813,079	$42,093,543	3,816,761	$32,076,291
Shares issued to shareholders in payment of distributions declared	419,676	3,659,510	240,784	2,010,225
Shares redeemed	(1,398,742)	(12,186,759)	(1,316,720)	(11,023,211)
NET CHANGE RESULTING FROM CLASS B SHARE TRANSACTIONS	3,834,013	$33,566,294	2,740,825	$23,063,305

Year Ended November 30	2014		2013
Class C Shares:	Shares	Amount	Shares	Amount
Shares sold	85,014,343	$743,320,870	29,491,672	$247,824,260
Shares issued to shareholders in payment of distributions declared	3,509,599	30,573,087	978,987	8,182,185
Shares redeemed	(7,741,184)	(67,409,128)	(2,665,309)	(22,345,779)
NET CHANGE RESULTING FROM CLASS C SHARE TRANSACTIONS	80,782,758	$706,484,829	27,805,350	$233,660,666

Year Ended November 30	2014		2013
Class F Shares:	Shares	Amount	Shares	Amount
Shares sold	10,809,175	$94,294,730	5,216,156	$43,710,092
Shares issued to shareholders in payment of distributions declared	1,045,919	9,099,519	587,122	4,886,083
Shares redeemed	(2,036,380)	(17,738,715)	(1,298,783)	(10,849,330)
NET CHANGE RESULTING FROM CLASS F SHARE TRANSACTIONS	9,818,714	$85,655,534	4,504,495	$37,746,845

Year Ended November 30	2014		2013[1]
Class R Shares:	Shares	Amount	Shares	Amount
Shares sold	60,048	$531,962	12	$100
Shares issued to shareholders in payment of distributions declared	1,187	10,390	—	—
Shares redeemed	(17,254)	(151,245)	—	—
NET CHANGE RESULTING FROM CLASS R SHARE TRANSACTIONS	43,981	$391,107	12	$100
Annual Shareholder Report

Year Ended November 30	2014		2013
Institutional Shares:	Shares	Amount	Shares	Amount
Shares sold	46,271,960	$405,235,568	16,325,790	$137,372,532
Shares issued to shareholders in payment of distributions declared	1,752,254	15,275,624	409,044	3,427,162
Shares redeemed	(9,572,210)	(83,139,993)	(2,886,498)	(24,200,682)
NET CHANGE RESULTING FROM INSTITUTIONAL SHARE TRANSACTIONS	38,452,004	$337,371,199	13,848,336	$116,599,012
NET CHANGE RESULTING FROM TOTAL FUND SHARE TRANSACTIONS	198,136,528	$1,733,694,092	74,383,499	$625,732,789
1	Reflects operations for the period from June 25, 2013 (date of initial investment) to November 30, 2013.
4. FEDERAL TAX INFORMATION
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due to differing treatments for foreign currency transactions, discount accretion/premium amortization on debt securities, short-term capital gain distributions from registered investment companies and partnership adjustments.
For the year ended November 30, 2014, permanent differences identified and reclassified among the components of net assets were as follows:
Increase (Decrease)
Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
$1,228,952	$(1,228,952)
Net investment income (loss), net realized gains (losses), and net assets were not affected by this reclassification.
The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended November 30, 2014 and 2013 was as follows:
	2014	2013
Ordinary income	$109,566,795	$39,631,868
As of November 30, 2014, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	$3,706,008
Net unrealized appreciation	$30,135,942
Capital loss carryforwards	$(50,079,839)
The difference between book-basis and tax-basis net unrealized appreciation/depreciation is attributable to differing treatments for the deferral of losses on wash sales, discount accretion/premium amortization on debt securities, equity linked notes and partnership adjustments.
Annual Shareholder Report

At November 30, 2014, the cost of investments for federal tax purposes was $2,814,721,084. The net unrealized appreciation of investments for federal tax purposes excluding any unrealized appreciation (depreciation) resulting from: (a) outstanding foreign currency commitments and (b) futures contracts was $30,145,736. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $155,565,241 and net unrealized depreciation from investments for those securities having an excess of cost over value of $125,419,505.
At November 30, 2014, the Fund had a capital loss carryforward of $50,079,839 which will reduce the Fund's taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code, thereby reducing the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Pursuant to the Code, a net capital loss incurred in taxable years beginning on or before December 22, 2010, is characterized as short-term and may be carried forward for a maximum of eight tax years (“Carryforward Limit”), whereas a net capital loss incurred in taxable years beginning after December 22, 2010, retains its character as either short-term or long-term, does not expire and is required to be utilized prior to the losses which have a Carryforward Limit.
The following schedule summarizes the Fund's capital loss carryforwards and expiration years:
Expiration Year	Short-Term	Long-Term	Total
2016	$19,429,331	NA	$19,429,331
2017	$30,650,508	NA	$30,650,508
The Fund used capital loss carryforwards of $1,186,010 to offset capital gains realized during the year ended November 30, 2014.
5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Investment Adviser Fee
The advisory agreement between the Fund and the Adviser provides for an annual fee equal to 0.60% of the Fund's average daily net assets. Prior to June 24, 2013, the annual advisory fee was 0.75% of the Fund's average daily net assets. Subject to the terms described in the Expense Limitation note, the Adviser may voluntarily choose to waive any portion of its fee. For the year ended November 30, 2014, the Adviser voluntarily waived $1,839,145 of its fee and voluntarily reimbursed $1,343,893 of transfer agent fees.
Certain of the Fund's assets are managed by Federated Investment Management Company (the “Sub-Adviser”). Under the terms of a sub-advisory agreement between the Adviser and the Sub-Adviser, the Sub-Adviser receives an allocable portion of the Fund's adviser fee. The fee is paid by the Adviser out of its resources and is not an incremental Fund expense. For the year ended November 30, 2014, the Sub-Adviser earned a fee of $2,469,075.
Annual Shareholder Report

Administrative Fee
Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. For purposes of determining the appropriate rate breakpoint, “Investment Complex” is defined as all of the Federated Funds subject to a fee under the Administrative Services Agreement. The fee paid to FAS is based on the average daily net assets of the Investment Complex as specified below, plus certain out-of-pocket expenses:
Administrative Fee	Average Daily Net Assets of the Investment Complex
0.150%	on the first $5 billion
0.125%	on the next $5 billion
0.100%	on the next $10 billion
0.075%	on assets in excess of $20 billion
Subject to the terms described in the Expense Limitation note, FAS may voluntarily choose to waive any portion of its fee. For the year ended November 30, 2014, the annualized fee paid to FAS was 0.078% of average daily net assets of the Fund.
Distribution Services Fee
The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. (FSC), the principal distributor, from the daily net assets of the Fund's Class B Shares, Class C Shares, Class F Shares and Class R Shares to finance activities intended to result in the sale of these shares. The Plan provides that the Fund may incur distribution expenses at the following percentages of average daily net assets annually, to compensate FSC:
Share Class Name	Percentage of Average Daily Net Assets of Class
Class B Shares	0.75%
Class C Shares	0.75%
Class F Shares	0.05%
Class R Shares	0.50%
Subject to the terms described in the Expense Limitation note, FSC may voluntarily choose to waive any portion of its fee. For the year ended November 30, 2014, distribution services fees for the Fund were as follows:
	Distribution Services Fees Incurred	Distribution Services Fees Waived
Class B Shares	$573,327	$—
Class C Shares	4,850,821	(4,900)
Class R Shares	928	(474)
TOTAL	$5,425,076	$(5,374)
Annual Shareholder Report

For the year ended November 30, 2014, the Fund's Class F Shares did not incur a distribution services fee; however, it may begin to incur this fee upon approval of the Trustees. When FSC receives fees, it may pay some or all of them to financial intermediaries whose customers purchase shares. For the year ended November 30, 2014, FSC retained $3,408,015 of fees paid by the Fund.
Sales Charges
Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. For the year ended November 30, 2014, FSC retained $1,498,728 in sales charges from the sale of Class A Shares and $15,903 from the sale of Class F Shares. FSC also retained $17,141, $106,599, $190,249 and $54,269 of CDSC relating to redemptions of Class A Shares, Class B Shares, Class C Shares and Class F Shares, respectively.
Other Service Fees
For the year ended November 30, 2014, FSSC reimbursed $2,150 and received $136,568 of the other service fees disclosed in Note 2.
Expense Limitation
Effective February 1, 2015, the Adviser and certain of its affiliates (which may include FSC, FAS and FSSC) on their own initiative have agreed to waive their respective fees and/or reimburse expenses so that the total annual fund operating expenses (as shown in the financial highlights, but excluding expenses allocated from affiliated partnerships, tax reclaim recovery expenses, extraordinary expenses and proxy-related expenses paid by the Fund, if any) paid by the Fund's Class A Shares, Class B Shares, Class C Shares, Class F Shares, Class R Shares and Institutional Shares (after the voluntary waivers and/or reimbursements) will not exceed 0.88%, 1.64%, 1.64%, 0.89%, 1.13% and 0.63% (the “Fee Limit”), respectively, up to but not including the later of (the “Termination Date”): (a) February 1, 2016; or (b) the date of the Fund's next effective Prospectus. While the Adviser and its applicable affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Trustees.
General
Certain Officers and Directors of the Fund are Officers and Directors or Trustees of certain of the above companies. To efficiently facilitate payment, Directors'/Trustees' fees and certain expenses related to conducting meetings of the Directors/Trustees and other miscellaneous expenses are paid by an affiliate of the Adviser which in due course are reimbursed by the Fund. Such expenses may be included in Accrued and Miscellaneous Expenses on the Statement of Assets and Liabilities and Statement of Operations, respectively.
Annual Shareholder Report

Transactions Involving Affiliated Holdings
Affiliated holdings are investment companies which are managed by the Adviser or an affiliate of the Adviser. The Adviser has agreed to reimburse the Fund for certain investment adviser fees as a result of transactions in other affiliated investment companies. For the year ended November 30, 2014, the Adviser reimbursed $96,154. Transactions involving the affiliated holdings during the year ended November 30, 2014, were as follows:
	Emerging Market Fixed Income Core Fund	Federated Mortgage Core Portfolio	Federated Prime Value Obligations Fund, Institutional Shares	High Yield Bond Portfolio	Total of Affiliated Transactions
Balance of Shares Held 11/30/2013	7,014,131	1,690,174	62,592,791	41,383,595	112,680,691
Purchases/Additions	9,007,581	7,416,405	1,395,947,353	64,559,892	1,476,931,231
Sales/Reductions	(1,367,463)	—	(1,299,055,911)	—	(1,300,423,374)
Balance of Shares Held 11/30/2014	14,654,249	9,106,579	159,484,233	105,943,487	289,188,548
Value	$518,860,902	$90,883,661	$159,484,233	$690,751,537	$1,459,980,333
Dividend Income/Allocated Investment Income	$20,470,988	$1,592,445	$52,892	$30,478,394	$52,594,719
Realized Gain Distribution/Allocated Net Realized Gain (Loss)	$7,105,165	$—	$—	$2,382,657	$9,487,822
6. Investment TRANSACTIONS
Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended November 30, 2014, were as follows:
Purchases	$2,363,146,267
Sales	$754,730,017
7. LINE OF CREDIT
The Fund participates in a $100,000,000 unsecured, uncommitted revolving line of credit (LOC) agreement with PNC Bank. The LOC was made available for extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings are charged interest at a rate offered to the Fund by PNC Bank at the time of the borrowing. As of November 30, 2014, there were no outstanding loans. During the year ended November 30, 2014, the Fund did not utilize the LOC.
Annual Shareholder Report

8. INTERFUND LENDING
Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other funds advised by subsidiaries of Federated Investors, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from other participating affiliated funds. As of November 30, 2014, there were no outstanding loans. During the year ended November 30, 2014, the program was not utilized.
9. FEDERAL TAX INFORMATION (UNAUDITED)
For the fiscal year ended November 30, 2014, 40.5% of total ordinary income distributions made by the Fund are qualifying dividends which may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Act of 2003. Complete information is reported in conjunction with the reporting of your distributions on Form 1099-DIV.
Of the ordinary income distributions made by the Fund during the year ended November 30, 2014, 20.0% qualify for the dividend received deduction available to corporate shareholders.
Annual Shareholder Report

Report of Independent Registered Public Accounting Firm
TO THE BOARD OF TRUSTEES OF THE FEDERATED INCOME SECURITIES TRUST AND SHAREHOLDERS OF FEDERATED CAPITAL INCOME FUND:
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Federated Capital Income Fund (the “Fund”), a portfolio of Federated Income Securities Trust, as of November 30, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2014, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Federated Capital Income Fund as of November 30, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Boston, Massachusetts
January 23, 2015
Annual Shareholder Report

Shareholder Expense Example (unaudited)
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase or redemption payments; and (2) ongoing costs, including management fees and to the extent applicable, distribution (12b-1) fees and/or other service fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from June 1, 2014 to November 30, 2014.
ACTUAL EXPENSES
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.
HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Annual Shareholder Report

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase or redemption payments. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.
	Beginning Account Value 6/1/2014	Ending Account Value 11/30/2014	Expenses Paid During Period[1]
Actual:
Class A Shares	$1,000	$992.50	$4.45
Class B Shares	$1,000	$987.70	$8.17
Class C Shares	$1,000	$988.90	$8.18
Class F Shares	$1,000	$992.50	$4.45
Class R Shares	$1,000	$990.30	$5.69
Institutional Shares	$1,000	$992.60	$3.20
Hypothetical (assuming a 5% return before expenses):
Class A Shares	$1,000	$1,020.61	$4.51
Class B Shares	$1,000	$1,016.85	$8.29
Class C Shares	$1,000	$1,016.85	$8.29
Class F Shares	$1,000	$1,020.61	$4.51
Class R Shares	$1,000	$1,019.35	$5.77
Institutional Shares	$1,000	$1,021.86	$3.24
1	Expenses are equal to the Fund's annualized net expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half-year period). The annualized net expense ratios are as follows:

Class A Shares	0.89%
Class B Shares	1.64%
Class C Shares	1.64%
Class F Shares	0.89%
Class R Shares	1.14%
Institutional Shares	0.64%
Annual Shareholder Report

Board of Trustees and Trust Officers
The Board of Trustees is responsible for managing the Trust's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. The following tables give information about each Trustee and the senior officers of the Fund. Where required, the tables separately list Trustees who are “interested persons” of the Fund (i.e., “Interested” Trustees) and those who are not (i.e., “Independent” Trustees). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222. The address of all Independent Trustees listed is 4000 Ericsson Drive, Warrendale, PA 15086-7561; Attention: Mutual Fund Board. As of December 31, 2014, the Trust comprised nine portfolio(s), and the Federated Fund Family consisted of 40 investment companies (comprising 131 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Trustee oversees all portfolios in the Federated Fund Family and serves for an indefinite term. The Fund's Statement of Additional Information includes additional information about Trust Trustees and is available, without charge and upon request, by calling 1-800-341-7400.
Interested Trustees Background
Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John F. Donahue* Birth Date: July 28, 1924 Trustee Indefinite Term Began serving: January 1986	Principal Occupations: Director or Trustee of the Federated Fund Family; Chairman and Director, Federated Investors, Inc.; Chairman of the Federated Fund Family's Executive Committee.
Previous Positions: Chairman of the Federated Fund Family; Trustee, Federated Investment Management Company; Chairman and Director, Federated Investment Counseling.
J. Christopher Donahue* Birth Date: April 11, 1949 President and Trustee Indefinite Term Began serving: January 2000	Principal Occupations: Principal Executive Officer and President of certain of the Funds in the Federated Fund Family; Director or Trustee of the Funds in the Federated Fund Family; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman, Federated Equity Management Company of Pennsylvania and Passport Research, Ltd. (investment advisory subsidiary of Federated); Trustee, Federated Shareholder Services Company; Director, Federated Services Company.
Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd.
*	Family relationships and reasons for “interested” status: John F. Donahue is the father of J. Christopher Donahue; both are “interested” due to their beneficial ownership of shares of Federated Investors, Inc. and the positions they hold with Federated and its subsidiaries.
Annual Shareholder Report

INDEPENDENT Trustees Background
Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
John T. Collins Birth Date: January 24, 1947 Trustee Indefinite Term Began serving: October 2013	Principal Occupations: Director or Trustee of the Federated Fund Family; Chairman and CEO, The Collins Group, Inc. (a private equity firm).
Other Directorships Held: Director, KLX Corp.
Qualifications: Mr. Collins has served in several business and financial management roles and directorship positions throughout his career. Mr. Collins serves as Chairman Emeriti, Bentley University. Mr. Collins previously served as Director, Sterling Suffolk Downs, Inc. (racecourse); Director and Audit Committee Member, Bank of America Corp. and Director, Beth Israel Deaconess Medical Center (Harvard University Affiliate Hospital).
Maureen Lally-Green Birth Date: July 5, 1949 Trustee Indefinite Term Began serving: August 2009	Principal Occupations: Director or Trustee of the Federated Fund Family; Associate General Secretary and Director, Office for Church Relations, Diocese of Pittsburgh; Adjunct Professor of Law, Duquesne University School of Law.
Other Directorships Held: Director, CONSOL Energy Inc.
Qualifications: Judge Lally-Green has served in various legal and business roles and directorship positions throughout her career. Judge Lally-Green previously served as Professor of Law, Duquesne University School of Law and was a member of the Superior Court of Pennsylvania. Judge Lally-Green also holds the positions of: Member, Pennsylvania State Board of Education; Director, Saint Vincent College; Director and Chair, UPMC Mercy Hospital; Regent, St. Vincent Seminary; Director, Epilepsy Foundation of Western and Central Pennsylvania; Director, Our Campaign for the Church Alive!, Inc.; Director, Pennsylvania Bar Institute; and Director, Catholic High Schools of the Diocese of Pittsburgh, Inc. Judge Lally-Green has held the positions of: Director, Auberle; Director, Ireland Institute of Pittsburgh; Director, Saint Thomas More Society; and Director Cardinal Wuerl Catholic High School.
Peter E. Madden Birth Date: March 16, 1942 Trustee Indefinite Term Began serving: November 1991	Principal Occupation: Director or Trustee, and Chair of the Board of Directors or Trustees, of the Federated Fund Family; Retired.
Other Directorships Held: None.
Qualifications: Mr. Madden has served in several business management, mutual fund services and directorship positions throughout his career. Mr. Madden previously served as President, Chief Operating Officer and Director, State Street Bank and Trust Company (custodian bank) and State Street Corporation (financial services). He was Director, VISA USA and VISA International and Chairman and Director, Massachusetts Bankers Association. Mr. Madden served as Director, Depository Trust Corporation and Director, The Boston Stock Exchange. Mr. Madden also served as a Representative to the Commonwealth of Massachusetts General Court.
Annual Shareholder Report

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
Charles F. Mansfield, Jr. Birth Date: April 10, 1945 Trustee Indefinite Term Began serving: January 2000	Principal Occupations: Director or Trustee of the Federated Fund Family; Management Consultant.
Other Directorships Held: None.
Qualifications: Mr. Mansfield has served in several banking, business management and educational roles and directorship positions throughout his career. Mr. Mansfield previously served as Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University; Executive Vice President DVC Group, Inc. (marketing, communications and technology).
Thomas M. O'Neill Birth Date: June 14, 1951 Trustee Indefinite Term Began serving: October 2006	Principal Occupations: Director or Trustee, Vice Chair of the Audit Committee of the Federated Fund Family; Sole Proprietor, Navigator Management Company (investment and strategic consulting).
Other Directorships Held: None.
Qualifications: Mr. O'Neill has served in several business, mutual fund and financial management roles and directorship positions throughout his career. Mr. O'Neill serves as Director, Medicines for Humanity and Director, The Golisano Children's Museum of Naples, Florida. Mr. O'Neill previously served as Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA; Credit Analyst and Lending Officer, Fleet Bank; Director and Consultant, EZE Castle Software (investment order management software); and Director, Midway Pacific (lumber).
P. Jerome Richey Birth Date: February 23, 1949 Trustee Indefinite Term Began serving: October 2013	Principal Occupations: Director or Trustee of the Federated Fund Family; General Counsel, University of Pittsburgh.
Other Directorships Held: None.
Qualifications: Mr. Richey has served in several business and legal management roles and directorship positions throughout his career. Mr. Richey serves as Board Member, Epilepsy Foundation of Western Pennsylvania and Board member, World Affairs Council of Pittsburgh. Mr. Richey previously served as Chief Legal Officer and Executive Vice President, CONSOL Energy Inc. and Shareholder, Buchanan Ingersoll & Rooney PC (a law firm).
Annual Shareholder Report

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
John S. Walsh Birth Date: November 28, 1957 Trustee Indefinite Term Began serving: January 2000	Principal Occupations: Director or Trustee, Chair of the Audit Committee of the Federated Fund Family; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.
Other Directorships Held: None.
Qualifications: Mr. Walsh has served in several business management roles and directorship positions throughout his career. Mr. Walsh previously served as Vice President, Walsh & Kelly, Inc. (paving contractors).
OFFICERS
Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
John W. McGonigle Birth Date: October 26, 1938 EXECUTIVE VICE PRESIDENT AND SECRETARY Officer since: January 1986	Principal Occupations: Executive Vice President and Secretary of the Federated Fund Family; Vice Chairman, Executive Vice President, Secretary and Director, Federated Investors, Inc.
Previous Positions: Trustee, Federated Investment Management Company and Federated Investment Counseling; Director, Federated Global Investment Management Corp., Federated Services Company and Federated Securities Corp.
Lori A. Hensler Birth Date: January 6, 1967 TREASURER Officer since: April 2013	Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Family; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp. and Edgewood Services, Inc.; and Assistant Treasurer, Federated Investors Trust Company. Ms. Hensler has received the Certified Public Accountant designation.
Previous Positions: Controller of Federated Investors, Inc.; Senior Vice President and Assistant Treasurer, Federated Investors Management Company; Treasurer, Federated Investors Trust Company; Assistant Treasurer, Federated Administrative Services, Federated Administrative Services, Inc., Federated Securities Corp., Edgewood Services, Inc., Federated Advisory Services Company, Federated Equity Management Company of Pennsylvania, Federated Global Investment Management Corp., Federated Investment Counseling, Federated Investment Management Company, Passport Research, Ltd., and Federated MDTA, LLC; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.
Annual Shareholder Report

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Peter J. Germain Birth Date: September 3, 1959 CHIEF LEGAL OFFICER Officer since: January 2005	Principal Occupations: Mr. Germain is Chief Legal Officer of the Federated Fund Family. He is General Counsel and Vice President, Federated Investors, Inc.; President, Federated Administrative Services and Federated Administrative Services, Inc.; Vice President, Federated Securities Corp.; Secretary, Federated Private Asset Management, Inc.; and Secretary, Retirement Plan Service Company of America. Mr. Germain joined Federated in 1984 and is a member of the Pennsylvania Bar Association.
Previous Positions: Deputy General Counsel, Special Counsel, Managing Director of Mutual Fund Services, Federated Investors, Inc.; Senior Vice President, Federated Services Company; and Senior Corporate Counsel, Federated Investors, Inc.
Richard B. Fisher Birth Date: May 17, 1923 VICE PRESIDENT Officer since: January 1986	Principal Occupations: Vice Chairman or Vice President of some of the Funds in the Federated Fund Family; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.
Previous Positions: President and Director or Trustee of some of the Funds in the Federated Fund Family; Executive Vice President, Federated Investors, Inc.; Director and Chief Executive Officer, Federated Securities Corp.
Brian P. Bouda Birth Date: February 28, 1947 CHIEF COMPLIANCE OFFICER AND SENIOR VICE PRESIDENT Officer since: August 2004	Principal Occupations: Senior Vice President and Chief Compliance Officer of the Federated Fund Family; Vice President and Chief Compliance Officer of Federated Investors, Inc. and Chief Compliance Officer of certain of its subsidiaries. Mr. Bouda joined Federated in 1999 and is a member of the American Bar Association and the State Bar Association of Wisconsin.
Previous Positions: Served in Senior Management positions with a large regional banking organization.
Stephen F. Auth Birth Date: September 3, 1956 101 Park Avenue 41st Floor New York, NY 10178 CHIEF INVESTMENT OFFICER Officer since: May 2004	Principal Occupations: Stephen F. Auth is Chief Investment Officer of various Funds in the Federated Fund Family; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp. and Federated Equity Management Company of Pennsylvania.
Previous Positions: Executive Vice President, Federated Investment Management Company and Passport Research, Ltd. (investment advisory subsidiary of Federated); Senior Vice President, Global Portfolio Management Services Division; Senior Vice President, Federated Investment Management Company and Passport Research, Ltd.; Senior Managing Director and Portfolio Manager, Prudential Investments.
Annual Shareholder Report

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
John L. Nichol Birth Date: May 21, 1963 VICE PRESIDENT Officer since: May 2004 Portfolio Manager since: December 2000	Principal Occupations: John L. Nichol has been the Fund's Portfolio Manager since December 2000. He is Vice President of the Trust with respect to the Fund. Mr. Nichol joined Federated in September 2000 as an Assistant Vice President/Senior Investment Analyst. He has been a Portfolio Manager since December 2000 and was named a Vice President of the Fund's Adviser in July 2001. Mr. Nichol served as a portfolio manager and analyst for the Public Employees Retirement System of Ohio from 1992 through August 2000. Mr. Nichol has received the Chartered Financial Analyst designation. He received his M.B.A. with an emphasis in Finance and Management and Information Science from the Ohio State University.
Annual Shareholder Report

Evaluation and Approval of Advisory Contract–May 2014
Federated Capital Income Fund (the “Fund”)
Following a review and recommendation of approval by the Fund's independent trustees, the Fund's Board reviewed and approved at its May 2014 meetings the Fund's investment advisory and subadvisory contracts for an additional one-year term. The Board's decision regarding these contracts reflects the exercise of its business judgment on whether to continue the existing arrangements.
In this connection, the Federated Funds' Board had previously appointed a Senior Officer, whose duties include specified responsibilities relating to the process by which advisory fees are to be charged to a Federated fund. The Senior Officer has the authority to retain consultants, experts, or staff as may be reasonably necessary to assist in the performance of his duties, reports directly to the Board, and may be terminated only with the approval of a majority of the independent members of the Board. The Senior Officer prepared and furnished to the Board an independent, written evaluation that covered topics discussed below (the “Evaluation”). The Board considered that Evaluation, along with other information, in deciding to approve the advisory and subadvisory contracts.
The Board is also familiar with and considered judicial decisions concerning allegedly excessive investment advisory fees, which have indicated that the following factors may be relevant to an Adviser's fiduciary duty with respect to its receipt of compensation from a fund: the nature and quality of the services provided by the Adviser to a fund and its shareholders, including the performance and expenses of the fund and of comparable funds; the Adviser's cost of providing the services, including the profitability to the Adviser of providing advisory services to a fund; the extent to which the Adviser may realize “economies of scale” as a fund grows larger and, if such economies exist, whether they have been shared with a fund and its shareholders or the family of funds; any “fall-out financial benefits” that accrue to the Adviser because of its relationship with a fund (including research services received from brokers that execute fund trades and any fees paid to affiliates of the Adviser for services rendered to a fund); comparative fee structures, including a comparison of fees paid to the Adviser with those paid by similar funds; and the extent of care, conscientiousness and independence with which the Board members perform their duties and their expertise, including whether they are fully informed about all facts the Board deems relevant to its consideration of the Adviser's services and fees. The Board noted that SEC disclosure requirements regarding the basis for the Board's approval of the Fund's advisory contract generally track the factors listed above. Consistent with these judicial decisions and SEC disclosure requirements, the Board also considered management fees charged to institutional and other clients of the Adviser and subadviser for what might be
Annual Shareholder Report

viewed as like services. The Board was aware of these factors and was guided by them in its review of the Fund's advisory and subadvisory contracts to the extent it considered them to be appropriate and relevant, as discussed further below.
The Board considered and weighed these circumstances in light of its substantial accumulated experience in governing the Fund and working with Federated on matters relating to the Federated funds, and was assisted in its deliberations by independent legal counsel. Throughout the year, and in connection with its May meetings, the Board requested and received substantial and detailed information about the Fund and the Federated organization that was in addition to the extensive materials that comprise and accompany the Senior Officer's Evaluation. Federated provided much of this information at each regular meeting of the Board, and furnished additional substantial information in connection with the May meeting at which the Board's formal review of the advisory and subadvisory contracts occurred. At this May meeting, senior management of the Adviser also met with the independent trustees and their counsel to discuss the materials presented and any other matters thought relevant by the Adviser or the trustees. Between regularly scheduled meetings, the Board also received information on particular matters as the need arose. Thus, the Board's consideration of the advisory and subadvisory contracts included review of the Senior Officer's Evaluation, accompanying data and additional information covering such matters as: the Adviser's and subadviser's investment philosophy, revenue, profitability, personnel and processes; investment and operating strategies; the Fund's short- and long-term performance (in absolute terms, both on a gross basis and net of expenses, as well as in relationship to its particular investment program and certain competitor or “peer group” funds and/or other benchmarks, as appropriate), and comments on the reasons for performance; the Fund's investment objectives; the Fund's expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund's portfolio securities (if any); and the nature, quality and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates. The Board also considered the preferences and expectations of Fund shareholders; the entrepreneurial risk assumed by the Adviser in sponsoring the funds; the continuing state of competition in the mutual fund industry and market practices; the range of comparable fees for similar funds in the mutual fund industry; the Fund's relationship to the Federated family of funds which include a comprehensive array of funds with different investment objectives, policies and strategies which are available for exchange without the incurrence of additional sales charges; compliance and audit reports concerning the Federated funds and the Federated companies that service them (including communications from regulatory agencies), as well as Federated's responses to any issues raised therein;
Annual Shareholder Report

and relevant developments in the mutual fund industry and how the Federated funds and/or Federated are responding to them. The Board's evaluation process is evolutionary. The criteria considered and the emphasis placed on relevant criteria change in recognition of changing circumstances in the mutual fund marketplace.
While mindful that courts have cautioned against giving such comparisons too much weight, the Board has found the use of comparisons of the Fund's fees and expenses to other mutual funds with comparable investment programs to be relevant. In this regard, the Board was presented with, and considered, information regarding the contractual advisory fee rates, net advisory fee rates and total expense ratios relative to a fund's peers. The Board focused on comparisons with other similar mutual funds more heavily than non-mutual fund products or services because it is believed that they are more relevant. For example, other mutual funds are the products most like the Fund, they are readily available to Fund shareholders as alternative investment vehicles, and they are the type of investment vehicle in fact chosen and maintained by the Fund's investors. The range of their fees and expenses therefore appears to be a relevant indicator of what consumers have found to be reasonable in the precise marketplace in which the Fund competes.
The Board reviewed the contractual advisory fee rate, net advisory fee rate and other expenses of the Fund and noted the position of the Fund's fee rates relative to its peers. In this regard, the Board noted that the contractual advisory fee rate was below the median of the relevant peer group and that it was satisfied that the overall expense structure of the Fund remained competitive.
By contrast, the Senior Officer has reviewed Federated's fees for providing advisory services to products outside the Federated family of funds (e.g., institutional and separate accounts and sub-adviser services). He concluded that mutual funds and institutional accounts are inherently different products. Those differences include, but are not limited to, different types of targeted investors; being subject to different laws and regulations; different legal structures; different average account sizes; and portfolio management techniques made necessary by different cash flows and different associated costs; and the time spent by portfolio managers and their teams, funds financial services, legal, compliance and risk management in reviewing securities pricing, addressing different administrative responsibilities, addressing different degrees of risk associated with management and a variety of different costs. The Senior Officer did not consider these fee schedules to be determinative in judging the appropriateness of mutual fund advisory fees.
The Fund's ability to deliver competitive performance when compared to its peer group was also deemed to be relevant by the Board as a useful indicator of how the Adviser is executing the Fund's investment program, which in turn was one of the Board's considerations in reaching a conclusion that the nature, extent, and quality of the Adviser's investment management services were such as to warrant continuation of the advisory and subadvisory contracts.
Annual Shareholder Report

The Senior Officer reviewed information compiled by Federated, using data supplied by independent fund ranking organizations, regarding the performance of, and fees charged by, other mutual funds, noting his view that comparisons to fund peer groups may be helpful, though not conclusive, in judging the reasonableness of proposed fees. The Board considered, in evaluating such comparisons, that in some cases individual funds may exhibit significant and unique differences in their objectives and management techniques when compared to other funds within an industry peer group.
For the one-year, three-year and five-year periods covered by the Evaluation, the Fund's performance was above the median of the relevant peer group.
The Board also received financial information about Federated, including information regarding the compensation and benefits Federated derived from its relationships with the Federated funds. This information covered not only the fees under the advisory contracts, but also fees received by Federated's subsidiaries for providing other services to the Federated funds under separate contracts (e.g., for serving as the Federated funds' administrator). The information also detailed any indirect benefit Federated may derive from its receipt of research services from brokers who execute Federated fund trades. In addition, the Board considered the fact that, in order for a fund to be competitive in the marketplace, Federated and its affiliates frequently waived fees and/or reimbursed expenses and have disclosed to fund investors and/or indicated to the Board their intention to do so in the future, where appropriate. Moreover, the Board receives regular reporting as to the institution, adjustment or elimination of these voluntary waivers. In addition, following discussions regarding the Senior Officer's May 2013 recommendations, Federated made meaningful reductions to gross advisory fees for several funds. In this regard, the Senior Officer proposed, and the Board approved, a reduction of 15 basis points in the contractual advisory fee. This change more closely aligned the contractual fee with the net fee actually charged after the imposition of applicable voluntary waivers and was believed by both the Senior Officer and the Board to improve the market competitiveness of the Fund. At the Board meeting in May 2014, the Senior Officer proposed, and the Board approved, reductions in the contractual advisory fees of certain other funds.
Federated furnished information, requested by the Senior Officer, that reported revenues on a fund-by-fund basis and made estimates of the allocation of expenses on a fund-by-fund basis, using allocation methodologies specified by the Senior Officer. The Senior Officer noted that, while these cost allocation reports apply consistent allocation processes, the inherent difficulties in allocating costs continues to cause the Senior Officer to question the precision of the process and to conclude that such reports may be unreliable, since a single change in an allocation estimate may dramatically alter the resulting estimate of cost and/or profitability of a fund and may produce unintended consequences. The allocation information, including the Senior Officer's view that fund-by-fund estimations may be unreliable, was considered in the analysis by the Board.
Annual Shareholder Report

The Board and the Senior Officer also reviewed information compiled by Federated comparing profitability information for Federated to other publicly held fund management companies. In this regard, the Senior Officer concluded that Federated's profit margins did not appear to be excessive.
The Senior Officer's Evaluation also discussed the notion of possible realization of “economies of scale” as a fund grows larger. The Board considered in this regard that the Adviser has made significant and long-term investments in areas that support all of the Federated family of funds, such as personnel and processes for the portfolio management, shareholder services, compliance, internal audit, and risk management functions; and systems technology; and that the benefits of these efforts (as well as any economies, should they exist) were likely to be enjoyed by the fund family as a whole. Finally, the Board also noted the absence of any applicable regulatory or industry guidelines on this subject, which (as discussed in the Senior Officer's Evaluation) is compounded by the lack of any common industry practice or general pattern with respect to structuring fund advisory fees with “breakpoints” that serve to reduce the fee as the fund attains a certain size.
The Senior Officer noted that, subject to the comments and recommendations made within his Evaluation, his observations and the information accompanying the Evaluation supported a finding by the Board that the management fees for each of the funds were reasonable. Under these circumstances, no changes were recommended to, and no objection was raised to, the continuation of the Fund's advisory and subadvisory contracts.
In its decision to continue an existing investment advisory contract, the Board was mindful of the potential disruptions of the Fund's operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an advisory contract. In particular, the Board recognized that many shareholders have invested in the Fund on the strength of the Adviser's industry standing and reputation and with the expectation that the Adviser will have a continuing role in providing advisory services to the Fund. Thus, the Board's approval of the advisory contract reflected the fact that it is the shareholders who have effectively selected the Adviser by virtue of having invested in the Fund. The Board concluded that, in light of the factors discussed above, including the nature, quality and scope of the services provided to the Fund by the Adviser and its affiliates, continuation of the advisory contract was appropriate.
The Board based its decision to approve the advisory and subadvisory contracts on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above were necessarily relevant to the Fund, nor did the Board consider any one of them to be determinative. With respect to the factors that were relevant, the Board's decision to approve the contract reflects its determination that Federated's performance and actions provided a satisfactory basis to support the decision to continue the existing arrangements.
Annual Shareholder Report

Voting Proxies on Fund Portfolio Securities
A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on “Form N-PX” of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available via the Proxy Voting Record (Form N-PX) link associated with the Fund and share class name at www.FederatedInvestors.com/FundInformation. Form N-PX filings are also available at the SEC's website at www.sec.gov.
Quarterly Portfolio Schedule
The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q.” These filings are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.) You may also access this information via the link to the Fund and share class name at www.FederatedInvestors.com/FundInformation.
Annual Shareholder Report

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.
This Report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's Prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

Federated Capital Income Fund
Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.
Federated Securities Corp., Distributor
CUSIP 31420C878
CUSIP 31420C860
CUSIP 31420C852
CUSIP 31420C845
CUSIP 31420C613
CUSIP 31420C621
G01049-01 (1/15)
Federated is a registered trademark of Federated Investors, Inc.
2015 ©Federated Investors, Inc.
Annual Shareholder Report
November 30, 2014
Share Class	Ticker
A	FUNAX
Institutional	FUBDX

Federated Unconstrained Bond Fund

A Portfolio of Federated Income Securities Trust

Dear Valued Shareholder,
I am pleased to present the Annual Shareholder Report for your fund covering the period from December 1, 2013 through November 30, 2014. This report includes Management's Discussion of Fund Performance, a complete listing of your fund's holdings, performance information and financial statements along with other important fund information.
In addition, our website, FederatedInvestors.com, offers easy access to Federated resources that include timely fund updates, economic and market insights from our investment strategists, and financial planning tools. We invite you to register to take full advantage of its capabilities.
Thank you for investing with Federated. I hope you find this information useful and look forward to keeping you informed.
Sincerely,
J. Christopher Donahue, President

Not FDIC Insured • May Lose Value • No Bank Guarantee

Management's Discussion of Fund Performance (unaudited)
The total return of Federated Unconstrained Bond Fund (the “Fund”), based on net asset value for the 12-month reporting period ended November 30, 2014, was -1.43% for Class A Shares and -1.17% for Institutional Shares. The total return of the BofA Merrill Lynch U.S. 3-Month Treasury Bill Index (BAML3MT),1 the Fund's broad-based securities market index, was 0.05% for the same period. The Fund's total return for the most recently completed fiscal year reflected actual cash flows, transaction costs and other expenses which were not reflected in the total return of the BAML3MT.
The Fund's investment strategy is different than traditional fixed-income portfolios in that it has an objective of high total return in any market environment. The Fund is also more concentrated in its portfolio holdings, striving to identify individual securities and bond sectors that have higher potential (in the Fund Adviser's opinion) for price appreciation, irrespective of the overall bond market direction.
During the reporting period, the most significant factors affecting the Fund's performance relative to BAML3MT were: (1) the allocation of the Fund among various higher yielding fixed-income securities (referred to as “sector allocation”); (2) the effect of changing interest rates (referred to as “duration”);2,3 and (3) the relative value changes among global currencies.
The following discussion will focus on the performance of the Fund's Institutional Shares.
MARKET OVERVIEW
During the 12-month reporting period, global markets were galvanized by a myriad of narratives, but arguably just four topics singularized the investment year. First, policy disparities among the world's major central banks was one of the main drivers to world equity, bond and currency markets. Second, geopolitical unrest, namely between Russia and Ukraine, was a concern throughout the reporting period. Third, unusually low risk premiums were yet another market staple. Fourth, ‘disinflation' was a major determinant of valuations in practically all asset classes.
To begin, the United States emerged as the primary anchor to global growth as its fledgling economic recovery began to take firm hold. On a macro level, the relationship between the developed and emerging economies appeared to have switched gears. After the financial crisis of 2008, the emerging economies assumed the position of growth for much of the world. Now as the G10 arena recovered, it was becoming clear that this responsibility had gravitated over to the developed economies, namely the U.S. From the very early stages of 2014, many areas of the U.S. economy exhibited robust and steadfast improvements. Some of the most marked increases were registered in the
Annual Shareholder Report
1

Housing and Labor sectors, the hearth of many economies. It was this strength that led the U.S. Federal Reserve (the “Fed”) to conclude its longstanding quantitative easing (QE) policy and set the stage for divergence among the major global central banks.
Early in the reporting period, the economies of the European Union (EU) region seemed to be healing effectively at first. However, it was also growing exceedingly clear that disinflationary forces were beginning to gain momentum in many of the peripheral states. By the end of the reporting period, these forces had clearly migrated into the economies of both Germany and France. Both countries posted disappointing Gross Domestic Product and inflation measurements and provided a wake-up call for The European Central Bank (ECB) on the frailty of the EU recovery. Conceding to this rapidly deteriorating economic milieu, the ECB took unprecedented measures by cutting key interest rates which dropped deposit rates into negative territory. Most significantly, it announced its intent to purchase “substantial volumes” of asset-backed securities and covered bonds. In short, the ECB had announced QE. This announcement squarely separated European monetary policy from that of the U.S.
The reporting period was also riddled with economic instability and geopolitical turmoil within the emerging market (EM)4 space. However, ongoing civil and political upheaval between the Ukraine and Russia stood at the forefront of investor concern. This is not to suggest that developed markets were entirely absent of economic incident, but largely speaking, the G20 financial complex was composed. Echoing this calm, a host of developed currency and bond volatility levels reached discounts not witnessed since 2007. Astonishingly, despite the disorder in the EM, the majority of global financial markets still mustered up positive returns.
Global markets rarely trade in perfect unison. Varying asset classes will normally exhibit their own unique nuances, themes and risk premiums. During the reporting period, there was a common thread that seemingly stretched throughout all global markets—‘low volatility.' “Historically low risk premiums” was a headline that described a host of asset classes. In fact, muted volatility was the preeminent denominator among equity, bond and currency markets for most of the reporting period. This was a remarkable development given the instability that was brewing within the EM complex.
If there was to be a global economic outbreak in 2014, then ‘disinflation' would certainly have fit that profile. Price contraction was the single biggest economic focus that earmarked the preceding reporting period. By 2014, stagnant growth in Japan had become dated fact and deflation in the EU common news. As the year drew to a close however, disinflationary pressures began to surface in a swarm of global economies as well. To mention a few, the United Kingdom, Sweden, Norway, New Zealand, Australia, Russia and China all began to exhibit symptoms of broad economic contraction.
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2

SECTOR
Sector allocation provided good absolute return over the fiscal year, with a concentration in higher yielding fixed-income assets. Significant allocation to high-yield5 and EM bonds both added to the yield and the overall performance of the Fund.
DURATION
Fund management took proactive steps to reduce the duration effect throughout most of the reporting period. European disinflation, along with QE from European and Japanese banking authorities, sustained demand for bonds despite historical low yields. Consequently, the Fund's low duration exposure detracted from Fund performance during the reporting period.
CURRENCY
The Fund's selection in the relative values among global currencies contributed positively towards the overall performance of the Fund. Given massive easing deployed by the Bank of Japan, the Fund undertook underweight Japanese yen positions against a variety of currencies throughout the reporting period. This underweight decision varied anywhere from -3% to -15% of total net assets throughout the Fund's fiscal year. Similarly, divergence between the U.S. and Europe was a central motive behind the Fund's underweight allocation to the Euro. This underweight decision varied anywhere from -5% to -15% of total net assets throughout the Fund's fiscal year. Finally, the Fund deployed several option-based currency strategies to exploit the growing divergence between the ECB and the Fed. The use of options within the Fund generated a positive contribution to Fund performance.
1	Please see the footnotes to the line graphs under “Fund Performance and Growth of a $10,000 Investment” below for the definition of, and more information about, the BAML3MT.
2	Bond prices are sensitive to changes in interest rates, and a rise in interest rates can cause a decline in their prices.
3	Duration is a measure of a security's price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities of shorter durations.
4	International investing involves special risks including currency risk, increased volatility, political risks, and difference in auditing and other financial standards. Prices of emerging market securities can be significantly more volatile than the prices of securities in developed countries, and currency risk and political risks are accented in emerging markets.
5	High-yield, lower-rated securities generally entail greater market, credit and liquidity risks than investment-grade securities and may include higher volatility and higher risk of default.
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3

FUND PERFORMANCE AND GROWTH OF A $10,000 INVESTMENT
The graphs below illustrate the hypothetical investment of $10,0001 in the Federated Unconstrained Bond Fund from December 13, 2010 (or later, if applicable) to November 30, 2014, compared to the BofA Merrill Lynch U.S. 3-Month Treasury Bill Index (BAML3MT).2 The Average Annual Total Return table below shows returns for each class averaged over the stated periods.
Growth of a $10,000 Investment–class A Shares
Growth of $10,000 as of November 30, 2014
■	Total returns shown include the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge = $9,550)
Growth of a $10,000 Investment–Institutional Shares
Growth of $10,000 as of November 30, 2014
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4

Average Annual Total Returns for the Period Ended 11/30/2014
(returns reflect all applicable sales charges as specified below in footnote #1)
	1 Year	Start of Performance[3]
Class A Shares	-5.87%	-1.58%
Institutional Shares	-1.17%	1.49%
BAML3MT	0.05%	0.10%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.
1	Represents a hypothetical investment of $10,000 in the Fund after deducting applicable sales charges: for Class A Shares, the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge = $9,550). The Fund's performance assumes the reinvestment of all dividends and distributions. The BAML3MT has been adjusted to reflect reinvestment of dividends on securities in the index.
2	The BAML3MT is an index tracking 3-month U.S. Treasury securities. The BAML3MT is not adjusted to reflect sales loads, expenses or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The index is unmanaged and, unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.
3	The Fund's Class A Shares and Institutional Shares commenced operations on July 1, 2011 and December 13, 2010, respectively. The returns for BAML3MT are based on the commencement date of the Fund's Institutional Shares.
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5

Portfolio of Investments Summary Table (unaudited)
At November 30, 2014, the Fund's portfolio composition1 was as follows:
Security Type	Percentage of Total Net Assets[2]
Corporate Debt Securities	76.0%
Trade Finance Agreements	10.5%
Floating Rate Loans	6.2%
Cash Equivalents[3]	5.3%
Sovereign Bonds	1.4%
Asset-Backed Securities	0.1%
Exchange Traded Funds	0.1%
Other Security Types[4,5]	0.0%
Derivative Contracts[6]	(0.6)%
Other Assets and Liabilities—Net[7]	1.0%
TOTAL	100.0%
1	See the Fund's Prospectus and Statement of Additional Information for a description of these security types.
2	As of the date specified above, the Fund owned shares of one or more affiliated investment companies. For purposes of this table, an affiliated investment company (other than an affiliated money market mutual fund) is not treated as a single portfolio security, but rather the Fund is treated as owning a pro rata portion of each security and each other asset and liability owned by the affiliated investment company. Accordingly, the percentages of total net assets shown in the table will differ from those presented on the Portfolio of Investments.
3	Cash Equivalents include any investments in money market mutual funds and/or overnight repurchase agreements.
4	Other Security Types consist of Warrants and Common Stock.
5	Represents less than 0.1%.
6	Based upon net unrealized appreciation (depreciation) or value of the derivative contracts as applicable. Derivative contracts may consist of futures, forwards, options and swaps. The impact of a derivative contract on the Fund's performance may be larger than its unrealized appreciation (depreciation) or value may indicate. In many cases, the notional value or amount of a derivative contract may provide a better indication of the contract's significance to the portfolio. More complete information regarding the Fund's direct investments in derivative contracts, including unrealized appreciation (depreciation), value, and notional values or amounts of such contracts, can be found in the table at the end of the Portfolio of Investments included in this Report.
7	Assets, other than investments in securities and derivative contracts, less liabilities. See Statement of Assets and Liabilities.
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Portfolio of Investments
November 30, 2014
Foreign Currency Par Amount or Shares			Value in U.S. Dollars
		CORPORATE BONDS—48.0%
		Banks—17.3%
$100,000	[1]	Bankia SAU, Sr. Unsecd. Note, Series BSKT, 0.00%, 4/30/2015	$123,802
100,000	[1]	Bankia SAU, Sr. Unsecd. Note, Series BSKT, 0.00%, 4/30/2015	123,802
527,000		BBVA Paraguay SA, Series REGS, 9.75%, 2/11/2016	552,718
500,000		Caixa Economica Federal, Series REGS, 2.375%, 11/6/2017	488,000
9,000,000		Depfa Bank plc, Sr. Unsecd. Note, Series EMTN, 6/15/2015	623,632
200,000	[2,3]	Finansbank AS, Series 144A, 6.25%, 4/30/2019	213,500
500,000		Finansbank AS, Series REGS, 5.50%, 5/11/2016	519,200
200,000	[2,3]	Global Bank Corp., Sr. Unsecd. Note, Series 144A, 5.125%, 10/30/2019	204,500
		TOTAL	2,849,154
		Energy—0.3%
50,000	[2,3]	Tesoro Logistics LP, Sr. Unsecd. Note, Series 144A, 6.25%, 10/15/2022	51,250
		Food & Beverage—9.6%
500,000		Cosan Overseas Ltd., 8.25%, 11/29/2049	525,650
500,000		JBS Fiance II Ltd., Sr. Unsecd. Note, Series REGS, 8.25%, 1/29/2018	526,250
570,000	[2,3]	Kazagro Natl Mgmt Hldng., Series 144A, 4.625%, 5/24/2023	527,250
		TOTAL	1,579,150
		Metals & Mining—6.3%
200,000		Anglogold Ashanti Holdings PLC, Sr. Unsecd. Note, 8.50%, 7/30/2020	215,750
600,000		Cemex S.A.B de C.V., Series REGS, 5.233%, 9/30/2015	612,720
200,000	[2,3]	Tupy SA, Series 144A, 6.625%, 7/17/2024	201,000
		TOTAL	1,029,470
		Oil & Gas—13.2%
500,000		Afren PLC, Series REGS, 11.50%, 2/1/2016	492,500
500,000	[2,3]	Gaz Capital SA, Sr. Unsecd. Note, Series 144A, 4.30%, 11/12/2015	496,563
196,875		Odebrecht Drill VIII/IX, Series REGS, 6.35%, 6/30/2021	197,859
500,000		Pacific Rubiales, Series REGS, 5.375%, 1/26/2019	497,500
485,440		QGOG Atlantic & Alaskan Rigs Ltd., Series REGS, 5.25%, 7/30/2018	485,197
		TOTAL	2,169,619
		Telecommunications—1.3%
200,000	[2,3]	SixSigma Networks Mexico SA de CV, Sr. Unsecd. Note, Series 144A, 8.25%, 11/7/2021	207,500
		TOTAL CORPORATE BONDS (IDENTIFIED COST $7,995,173)	7,886,143
Annual Shareholder Report
7

Foreign Currency Par Amount or Shares			Value in U.S. Dollars
		FOREIGN GOVERNMENT/AGENCY—1.2%
		Sovereign—1.2%
$200,000	[2,3]	Republic of Ivory Coast, Series 144A, 5.375%, 7/23/2024 (IDENTIFIED COST $196,216)	$194,040
		INVESTMENT COMPANIES—50.9%[4]
99,502		Federated Bank Loan Core Fund	1,005,970
625,493	[5]	Federated Prime Value Obligations Fund, Institutional Shares, 0.07%	625,493
233,218		Federated Project and Trade Finance Core Fund	2,229,563
689,130		High Yield Bond Portfolio	4,493,127
		TOTAL INVESTMENT COMPANIES (IDENTIFIED COST $8,425,779)	8,354,153
		TOTAL INVESTMENTS—100.1% (IDENTIFIED COST $16,617,168)[6]	16,434,336
		OTHER ASSETS AND LIABILITIES - NET—(0.1)%[7]	(10,943)
		TOTAL NET ASSETS—100%	$16,423,393
At November 30, 2014, the Fund had the following open futures contracts:
Description	Number of Contracts	Notional Value	Expiration Date	Unrealized Appreciation/ (Depreciation)
United States Treasury Notes, 5-Year Short Futures	15	$1,792,383	March 2015	$(8,354)
United States Treasury Notes, 10-Year Short Futures	84	$10,671,938	March 2015	$(85,501)
United States Treasury Bonds, Long Term Short Futures	20	$2,852,500	March 2015	$(50,142)
UNREALIZED DEPRECIATION ON FUTURES CONTRACTS				$(143,997)
At November 30, 2014, the Fund had the following outstanding foreign exchange contracts:
Settlement Date	Counterparty	Foreign Currency Units to Receive/Deliver	In Exchange For	Unrealized Appreciation/ (Depreciation)
Contracts Purchased:
12/1/2014	BNY Mellon	333 SGD	$256	$(1)
12/1/2014	BNY Mellon	43,658 ZAR	$3,965	$(22)
12/8/2014	BNP Paribas	17,450,000 RUB	$370,017	$(20,961)
12/18/2014	JPMorgan	500,000 EUR	$626,053	$(4,264)
12/18/2014	JPMorgan	500,000 EUR	$626,043	$(4,255)
12/29/2014	Bank of America	880,000 AUD	990,062 NZD	$(26,984)
12/29/2014	Bank of America	690,000 CAD	4,147,935 NOK	$12,356
Annual Shareholder Report
8

Settlement Date	Counterparty	Foreign Currency Units to Receive/Deliver	In Exchange For	Unrealized Appreciation/ (Depreciation)
Contracts Purchased: (continued)
12/29/2014	Bank of America	495,194 CAD	$440,000	$(7,253)
12/29/2014	Bank of America	494,052 CAD	$440,000	$(8,251)
12/29/2014	Bank of America	445,000 EUR	3,773,244 NOK	$16,146
12/29/2014	Bank of America	103,883,400 JPY	$900,000	$(24,417)
12/29/2014	Barclays	450,000 AUD	494,870 NZD	$(4,875)
12/29/2014	Barclays	522,000 AUD	1,026,565 TRY	$(16,326)
12/29/2014	Barclays	460,000 EUR	$587,501	$(15,421)
12/29/2014	BNP Paribas	450,000 NZD	2,404,575 NOK	$9,501
12/29/2014	BNP Paribas	234,000 NZD	1,239,006 NOK	$6,560
12/29/2014	BNP Paribas	216,000 NZD	1,145,429 NOK	$5,809
12/29/2014	BNY Mellon	400,000 CAD	2,595,200 SEK	$1,490
12/29/2014	BNY Mellon	216,500 EUR	2,010,852 SEK	$(445)
12/29/2014	BNY Mellon	216,500 EUR	2,010,852 SEK	$(445)
12/29/2014	BNY Mellon	216,500 EUR	1,999,204 SEK	$1,117
12/29/2014	BNY Mellon	450,000 GBP	796,196 CAD	$6,997
12/29/2014	JPMorgan	375,000 EUR	$466,183	$186
12/29/2014	JPMorgan	125,000 EUR	$156,055	$(599)
12/29/2014	JPMorgan	3,800,000 NOK	4,108,292 SEK	$(9,915)
12/29/2014	JPMorgan	2,100,000 NOK	2,275,002 SEK	$(6,100)
12/29/2014	JPMorgan	4,265,781 NOK	$625,000	$(17,588)
12/29/2014	JPMorgan	3,083,041 NOK	$450,000	$(11,001)
12/29/2014	JPMorgan	3,030,217 NOK	$450,000	$(18,522)
12/29/2014	Morgan Stanley	709,038 CAD	$625,000	$(5,376)
12/29/2014	Morgan Stanley	678,732 CAD	$600,000	$(6,859)
12/29/2014	Morgan Stanley	365,000 EUR	3,108,457 NOK	$11,314
12/29/2014	Morgan Stanley	140,000 EUR	1,207,809 NOK	$2,129
12/29/2014	Morgan Stanley	99,265,880 JPY	$940,000	$(103,335)
12/29/2014	Morgan Stanley	4,059,720 NOK	$600,000	$(21,930)
1/30/2015	BNP Paribas	22,500,000 INR	$362,406	$(4,576)
1/30/2015	JPMorgan	289,600 EUR	$360,980	$(720)
Contracts Sold:
12/1/2014	BNY Mellon	35 GBP	$55	$—
12/1/2014	BNY Mellon	35 GBP	$55	$—
12/8/2014	BNP Paribas	17,450,000 RUB	$379,589	$30,533
12/18/2014	JPMorgan	1,000,000 EUR	$1,252,465	$8,888
12/29/2014	Bank of America	880,000 AUD	984,632 NZD	$22,738
12/29/2014	Bank of America	986,929 CAD	$880,000	$17,528
12/29/2014	Bank of America	690,000 CAD	4,127,960 NOK	$(15,200)
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Settlement Date	Counterparty	Foreign Currency Units to Receive/Deliver	In Exchange For	Unrealized Appreciation/ (Depreciation)
Contracts Sold: (continued)
12/29/2014	Bank of America	445,000 EUR	3,785,927 NOK	$(14,340)
12/29/2014	Bank of America	104,446,800 JPY	$900,000	$19,668
12/29/2014	Barclays	450,000 AUD	493,560 NZD	$3,851
12/29/2014	Barclays	522,000 AUD	1,020,301 TRY	$13,521
12/29/2014	Barclays	460,000 EUR	$589,389	$17,310
12/29/2014	BNP Paribas	900,000 NZD	4,787,100 NOK	$(22,143)
12/29/2014	BNY Mellon	400,000 CAD	2,617,200 SEK	$1,461
12/29/2014	BNY Mellon	433,000 EUR	4,044,480 SEK	$3,944
12/29/2014	BNY Mellon	216,500 EUR	2,002,495 SEK	$(676)
12/29/2014	BNY Mellon	225,000 GBP	399,533 CAD	$(2,245)
12/29/2014	BNY Mellon	225,000 GBP	398,345 CAD	$(3,283)
12/29/2014	JPMorgan	500,000 EUR	$624,725	$2,900
12/29/2014	JPMorgan	3,194,141 NOK	$468,750	$13,931
12/29/2014	JPMorgan	3,087,139 NOK	$450,000	$10,417
12/29/2014	JPMorgan	1,055,429 NOK	$156,250	$5,966
12/29/2014	JPMorgan	3,800,000 NOK	4,108,041 SEK	$9,882
12/29/2014	JPMorgan	2,100,000 NOK	2,291,382 SEK	$8,297
12/29/2014	Morgan Stanley	708,600 CAD	$625,000	$5,758
12/29/2014	Morgan Stanley	677,964 CAD	$600,000	$7,531
12/29/2014	Morgan Stanley	365,000 EUR	3,108,377 NOK	$(11,326)
12/29/2014	Morgan Stanley	140,000 EUR	1,184,175 NOK	$(5,494)
12/29/2014	Morgan Stanley	99,459,520 JPY	$940,000	$101,703
12/29/2014	Morgan Stanley	4,047,489 NOK	$600,000	$23,671
12/29/2014	Morgan Stanley	3,029,812 NOK	$450,000	$18,580
1/14/2015	JPMorgan	56,250,000 KZT	$300,000	$5,306
1/30/2015	BNP Paribas	22,500,000 INR	$360,461	$2,631
1/30/2015	JPMorgan	289,600 EUR	$358,680	$(1,580)
2/17/2015	JPMorgan	190,000 EUR	$238,271	$1,879
6/15/2015	Citibank	9,000,000 MXN	$669,070	$30,091
NET UNREALIZED APPRECIATION ON FOREIGN EXCHANGE CONTRACTS				$44,862
Net Unrealized Appreciation/(Depreciation) on Future Contracts and Foreign Exchange Contracts is included in “Other Assets and Liabilities—Net.”
1	Market quotations and price evaluations are not available. Fair value determined in accordance with procedures established by and under the general supervision of the Fund's Board of Trustees (the “Trustees”).
2	Denotes a restricted security that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) is subject to a contractual restriction on public sales. At November 30, 2014, these liquid restricted securities amounted to $2,095,603, which represented 12.8% of total net assets.
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3	Denotes a restricted security that may be resold without restriction to “qualified institutional buyers” as defined in Rule 144A under the Securities Act of 1933 and that the Fund has determined to be liquid under criteria established by the Trustees. At November 30, 2014, these liquid restricted securities amounted to $2,095,603, which represented 12.8% of total net assets.
4	Affiliated holdings.
5	7-day net yield.
6	The cost of investments for federal tax purposes amounts to $16,648,220.
7	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.
Note: The categories of investments are shown as a percentage of total net assets at November 30, 2014.
Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:
Level 1—quoted prices in active markets for identical securities, including investment companies with daily net asset values, if applicable.
Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Also includes securities valued at amortized cost.
Level 3—significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments).
The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used, as of November 30, 2014, in valuing the Fund's assets carried at fair value:
Valuation Inputs
	Level 1— Quoted Prices and Investments in Certain Investment Companies	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Total
Debt Securities:
Corporate Bonds	$—	$7,638,539	$247,604[1]	$7,886,143
Government/Agencies	—	194,040	—	194,040
Investment Companies[2]	6,124,590	2,229,563	—	8,354,153
TOTAL SECURITIES	$6,124,590	$10,062,142	$247,604	$16,434,336
OTHER FINANCIAL INSTRUMENTS[3]	$(144,020)	$44,885	$—	$(99,135)
1	Includes $258,540 of securities transferred from Level 2 to Level 3, because fair values were determined using valuation techniques utilizing unobservable market data due to observable market data being unavailable. Transfer shown represents the value of the securities at the beginning of the period.
2	Federated Project and Trade Finance Core Fund is an affiliated holding offered only to registered investments companies and other accredited investors. The fund is classified as Level 2 due to the fact that the price of shares redeemed will be determined as of the closing net asset value (NAV) of the Fund up to twenty-four hours after receipt of a shareholder redemption request.
3	Other financial instruments include futures contracts and forward exchange contracts.
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The following acronyms are used throughout this portfolio:
AUD	—Australian Dollar
CAD	—Canadian Dollar
EUR	—Euro
GBP	—Great Britain Pound
INR	—Indian Rupee
JPY	—Japanese Yen
KZT	—Kazakhstan Tenge
MXN	—Mexican Peso
NOK	—Norwegian Krone
NZD	—New Zealand Dollar
RUB	—Russian Ruble
SEK	—Swedish Krona
SGD	—Singapore Dollar
TRY	—Turkish Lira
ZAR	—South African Rand
See Notes which are an integral part of the Financial Statements
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12

Financial Highlights–Class A Shares
(For a Share Outstanding Throughout Each Period)
	Year Ended November 30,			Period Ended 11/30/2011[1]
	2014	2013	2012
Net Asset Value, Beginning of Period	$9.75	$10.38	$10.52	$10.51
Income From Investment Operations:
Net investment income[2]	0.30	0.49	0.49	0.10
Net realized and unrealized loss on investments, futures contracts, swap contracts and foreign currency transactions	(0.43)	(0.66)	(0.28)	(0.07)
TOTAL FROM INVESTMENT OPERATIONS	(0.13)	(0.17)	0.21	0.03
Distributions from net investment income	(0.29)	(0.46)	(0.35)	(0.02)
Net Asset Value, End of Period	$9.33	$9.75	$10.38	$10.52
Total Return[3]	(1.43)%	(1.58)%	2.03%	0.24%
Ratios to Average Net Assets:
Net expenses	1.18%	1.18%	1.19%	1.20%[4]
Net investment income	3.09%	4.47%	4.71%	2.41%[4]
Expense waiver/reimbursement[5]	1.24%	0.40%	0.16%	0.46%[4]
Supplemental Data:
Net assets, end of period (000 omitted)	$8,299	$11,083	$71,572	$11,211
Portfolio turnover	149%	46%	113%	1,387%[6]
1	Reflects operations for the period from July 1, 2011 (date of initial investment) to November 30, 2011.
2	Per share numbers have been calculated using the average shares method.
3	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods of less than one year are not annualized.
4	Computed on an annualized basis.
5	This expense decrease is reflected in both the net expense and net investment income ratios shown above.
6	Portfolio turnover is calculated at the Fund level. Percentage indicated was calculated for the period from December 13, 2010 to November 30, 2011.
See Notes which are an integral part of the Financial Statements
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13

Financial Highlights–Institutional Shares
(For a Share Outstanding Throughout Each Period)
	Year Ended November 30,			Period Ended 11/30/2011[1]
	2014	2013	2012
Net Asset Value, Beginning of Period	$9.75	$10.39	$10.53	$10.00
Income From Investment Operations:
Net investment income[2]	0.31	0.53	0.56	0.20
Net realized and unrealized gain (loss) on investments, futures contracts, swap contracts and foreign currency transactions	(0.42)	(0.68)	(0.32)	0.44
TOTAL FROM INVESTMENT OPERATIONS	(0.11)	(0.15)	0.24	0.64
Distributions from net investment income	(0.31)	(0.49)	(0.38)	(0.11)
Net Asset Value, End of Period	$9.33	$9.75	$10.39	$10.53
Total Return[3]	(1.17)%	(1.37)%	2.23%	6.41%
Ratios to Average Net Assets:
Net expenses	0.93%	0.93%	0.93%	0.95%[4]
Net investment income	3.20%	4.72%	5.21%	1.93%[4]
Expense waiver/reimbursement[5]	1.24%	0.33%	0.18%	1.17%[4]
Supplemental Data:
Net assets, end of period (000 omitted)	$8,124	$9,812	$100,891	$58,596
Portfolio turnover	149%	46%	113%	1,387%
1	Reflects operations for the period from December 13, 2010 (date of initial investment) to November 30, 2011.
2	Per share numbers have been calculated using the average shares method.
3	Based on net asset value. Total returns for periods of less than one year are not annualized.
4	Computed on an annualized basis.
5	This expense decrease is reflected in both the net expense and net investment income ratios shown above.
See Notes which are an integral part of the Financial Statements
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14

Statement of Assets and Liabilities
November 30, 2014
Assets:
Total investments in securities, at value including $8,354,153 of investment in affiliated holdings (Note 5) (identified cost $16,617,168)		$16,434,336
Restricted cash (Note 2)		153,300
Cash		5,067
Unrealized appreciation on foreign exchange contracts		461,590
Income receivable		150,226
Receivable for shares sold		5,519
TOTAL ASSETS		17,210,038
Liabilities:
Unrealized depreciation on foreign exchange contracts	$416,728
Payable for shares redeemed	221,072
Payable for daily variation margin	41,797
Payable for portfolio accounting fees	33,206
Payable for auditing fees	30,500
Payable for investments purchased	4,739
Bank overdraft	4,188
Payable for Directors'/Trustees' fees (Note 5)	203
Accrued expenses (Note 5)	34,212
TOTAL LIABILITIES		786,645
Net assets for 1,759,660 shares outstanding		$16,423,393
Net Assets Consists of:
Paid-in capital		$28,440,464
Net unrealized depreciation of investments, futures contracts and translation of assets and liabilities in foreign currency		(281,917)
Accumulated net realized loss on investments, futures contracts, written options and foreign currency transactions		(11,977,594)
Undistributed net investment income		242,440
TOTAL NET ASSETS		$16,423,393
Net Asset Value, Offering Price and Redemption Proceeds Per Share:
Class A Shares:
Net asset value per share ($8,299,378 ÷ 889,377 shares outstanding), no par value, unlimited shares authorized		$9.33
Offering price per share (100/95.50 of $9.33)		$9.77
Redemption proceeds per share		$9.33
Institutional Shares:
Net asset value per share ($8,124,015 ÷ 870,283 shares outstanding), no par value, unlimited shares authorized		$9.33
Offering price per share		$9.33
Redemption proceeds per share		$9.33
See Notes which are an integral part of the Financial Statements
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15

Statement of Operations
Year Ended November 30, 2014
Investment Income:
Interest			$250,692
Investment income allocated from affiliated partnership (Note 5)			134,525
Dividends received from affiliated holdings (Note 5)			411,116
TOTAL INCOME			796,333
Expenses:
Investment adviser fee (Note 5)		$132,556
Administrative fee (Note 5)		14,805
Custodian fees		17,581
Transfer agent fees		6,963
Directors'/Trustees' fees (Note 5)		508
Auditing fees		31,000
Legal fees		13,174
Other service fees (Notes 2 and 5)		24,720
Portfolio accounting fees		126,119
Share registration costs		42,362
Printing and postage		21,622
Miscellaneous (Note 5)		5,376
TOTAL EXPENSES		436,786
Waiver and Reimbursements:
Waiver/reimbursement of investment adviser fee (Note 5)	$(132,556)
Reimbursement of other operating expenses (Notes 2 and 5)	(102,732)
TOTAL WAIVER AND REIMBURSEMENTS		(235,288)
Net expenses			201,498
Net investment income			$594,835
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Statement of Operations–continued
Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Written Options and Foreign Currency Transactions:
Net realized loss on investments (including realized gain of $283,424 on sales of investments in affiliated holdings (Note 5)) and foreign currency transactions	$(393,586)
Net realized loss on futures contracts	(736,947)
Net realized gain on written options	13,437
Net realized loss allocated from affiliated partnership (Note 5)	(367,060)
Net realized gain distribution from affiliated investment company shares (Note 5)	71,945
Net change in unrealized depreciation of investments and translation of assets and liabilities in foreign currency	749,911
Net change in unrealized depreciation of futures contracts	(143,997)
Net realized and unrealized loss on investments, futures contracts, written options and foreign currency transactions	(806,297)
Change in net assets resulting from operations	$(211,462)
See Notes which are an integral part of the Financial Statements
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17

Statement of Changes in Net Assets
Year Ended November 30	2014	2013
Increase (Decrease) in Net Assets
Operations:
Net investment income	$594,835	$3,459,256
Net realized loss on investments including allocation from affiliated partnership, swap contracts, futures contracts, written options and foreign currency transactions	(1,412,211)	(1,725,387)
Net change in unrealized appreciation/depreciation of investments, futures contracts and translation of assets and liabilities in foreign currency	605,914	(5,245,437)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	(211,462)	(3,511,568)
Distributions to Shareholders:
Distributions from net investment income
Class A Shares	(298,458)	(1,274,113)
Institutional Shares	(293,590)	(1,633,258)
CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(592,048)	(2,907,371)
Share Transactions:
Proceeds from sale of shares	11,691,695	29,876,610
Net asset value of shares issued to shareholders in payment of distributions declared	563,144	2,868,229
Cost of shares redeemed	(15,922,053)	(177,894,242)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	(3,667,214)	(145,149,403)
Change in net assets	(4,470,724)	(151,568,342)
Net Assets:
Beginning of period	20,894,117	172,462,459
End of period (including undistributed net investment income of $242,440 and $90,373, respectively)	$16,423,393	$20,894,117
See Notes which are an integral part of the Financial Statements
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18

Notes to Financial Statements
November 30, 2014
1. ORGANIZATION
Federated Income Securities Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust consists of nine diversified portfolios. The financial statements included herein are only those of Federated Unconstrained Bond Fund (the “Fund”). The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. Each portfolio pays its own expenses. The Fund offers two classes of shares: Class A Shares and Institutional Shares. All shares of the Fund have equal rights with respect to voting, except on class specific matters. The investment objective of the Fund is to provide high total returns.
2. SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles (GAAP).
Investment Valuation
In calculating its net asset value (NAV), the Fund generally values investments as follows:
■	Fixed-income securities acquired with remaining maturities greater than 60 days are fair valued using price evaluations provided by a pricing service approved by the Trustees.
■	Fixed-income securities and repurchase agreements acquired with remaining maturities of 60 days or less are valued at their amortized cost (adjusted for the accretion of any discount or amortization of any premium) unless the issuer's creditworthiness is impaired or other factors indicate that amortized cost is not an accurate estimate of the investment's fair value, in which case it would be valued in the same manner as a longer-term security.
■	Shares of other mutual funds or non-exchange-traded investment companies are valued based upon their reported NAVs.
■	Derivative contracts listed on exchanges are valued at their reported settlement or closing price.
■	Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Trustees.
■	For securities that are fair valued in accordance with procedures established by and under the general supervision of the Trustees, certain factors may be considered such as: the purchase price of the security, information obtained by contacting the issuer, analysis of the issuer's financial statements or other available documents, fundamental analytical data, the nature and duration of restrictions on disposition, the movement of the market in which the security is normally traded and public trading in similar securities of the issuer or comparable issuers.
If the Fund cannot obtain a price or price evaluation from a pricing service for an investment, the Fund may attempt to value the investment based upon the mean of bid and asked quotations or fair value the investment based on price evaluations, from one or more dealers. If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, or if the Fund cannot obtain price evaluations from a pricing service or from
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more than one dealer for an investment within a reasonable period of time as set forth in the Fund's valuation policies and procedures, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could purchase or sell an investment at the price used to calculate the Fund's NAV.
Fair Valuation and Significant Events Procedures
The Trustees have appointed a Valuation Committee comprised of officers of the Fund, Federated Investment Management Company (“Adviser”) and certain of the Adviser's affiliated companies to determine fair value of securities and in overseeing the calculation of the NAV. The Trustees have also authorized the use of pricing services recommended by the Valuation Committee to provide fair value evaluations of the current value of certain investments for purposes of calculating the NAV. The Valuation Committee employs various methods for reviewing third-party pricing-service evaluations including periodic reviews of third-party pricing services' policies, procedures and valuation methods (including key inputs and assumptions), transactional back-testing, comparisons of evaluations of different pricing services and review of price challenges by the Adviser based on recent market activity. In the event that market quotations and price evaluations are not available for an investment, the Valuation Committee determines the fair value of the investment in accordance with procedures adopted by the Trustees. The Trustees periodically review and approve the fair valuations made by the Valuation Committee and any changes made to the procedures.
Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a “bid” evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a “mid” evaluation). The Fund normally uses bid evaluations for U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Fund normally uses mid evaluations for other types of fixed-income securities and OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Trustees.
The Trustees also have adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment's value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:
■	With respect to securities traded in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures contracts;
■	Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded; and
■	Announcements concerning matters such as acquisitions, recapitalizations, litigation developments, a natural disaster affecting the issuer's operations or regulatory changes or market developments affecting the issuer's industry.
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The Trustees have approved the use of a pricing service to determine the fair value of equity securities traded principally in foreign markets when the Adviser determines that there has been a significant trend in the U.S. equity markets or in index futures trading. For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Fund will determine the fair value of the investment using another method approved by the Trustees.
Repurchase Agreements
The Fund may invest in repurchase agreements for short-term liquidity purposes. It is the policy of the Fund to require the other party to a repurchase agreement to transfer to the Fund's custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Fund holds a “securities entitlement” and exercises “control” as those terms are defined in the Uniform Commercial Code. The Fund has established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the other party to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.
The insolvency of the other party or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Fund to receive less than the full repurchase price. Under the terms of the repurchase agreement, any amounts received by the Fund in excess of the repurchase price and related transaction costs must be remitted to the other party.
The Fund may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the custodian or sub-custodian for investment companies and other clients advised by the Fund's Adviser and its affiliates. The Fund will participate on a pro rata basis with the other investment companies and clients in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.
Investment Income, Gains and Losses, Expenses and Distributions
Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified-cost basis. Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Foreign dividends are recorded on the ex-dividend date or when the Fund is informed of the ex-dividend date. Distributions of net investment income are declared and paid quarterly. Non-cash dividends included in dividend income, if any, are recorded at fair value. The Fund invests in Emerging Markets Fixed Income Core Fund (EMCORE), a portfolio of Federated Core Trust II, L.P. (Core Trust II), which is a limited partnership established under the laws of the state of Delaware. The Fund records daily its proportionate share of income, expenses, realized and unrealized gains and losses from EMCORE. Investment income, realized and unrealized gains and losses and certain fund-level expenses are allocated to each class based on relative average daily net assets, except that Class A Shares may bear distribution services fees and other service fees unique to that class.
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Other Service Fees
The Fund may pay other service fees up to 0.25% of the average daily net assets of the Fund's Class A Shares to unaffiliated financial intermediaries or to Federated Shareholder Services Company (FSSC) for providing services to shareholders and maintaining shareholder accounts. Subject to the terms described in the Expense Limitation note, FSSC may voluntarily reimburse the Fund for other service fees. For the year ended November 30, 2014, other service fees for the Fund were as follows:
	Other Service Fees Incurred	Other Service Fees Reimbursed
Class A Shares	$24,720	$(5)
Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.
Premium and Discount Amortization
All premiums and discounts on fixed-income securities are amortized/accreted using the effective-interest-rate method.
Federal Taxes
It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code (the “Code”) and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary. As of and during the year ended November 30, 2014, the Fund did not have a liability for any uncertain tax positions. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. As of November 30, 2014, tax years 2011 through 2014 remain subject to examination by the Fund's major tax jurisdictions, which include the United States of America and the Commonwealth of Massachusetts.
When-Issued and Delayed-Delivery Transactions
The Fund may engage in when-issued or delayed-delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed-delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.
Swap Contracts
Swap contracts involve two parties that agree to exchange the returns (or the differential in rates of return) earned or realized on particular predetermined investments, instruments, indices or other measures. The gross returns to be exchanged or “swapped” between parties are generally calculated with respect to a “notional amount” for a determined period of time. The Fund may enter into interest rate, total return, credit default, currency and other swap agreements. Risks may arise upon entering into swap agreements from the potential inability of the counterparties to meet the terms of their contract from unanticipated changes in the value of the swap agreement.
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The Fund uses credit default swaps to increase return and to manage market and sector/asset class risk. The “buyer” in a credit default is obligated to pay the “seller” a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the full notional value, or the “par value,” of the reference obligation in exchange for the reference obligation. In connection with these agreements, securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of the value and recourse in the event of default or bankruptcy/solvency. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is typically determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specific valuation method, are used to calculate the settlement value. The maximum amount of the payment that may occur, as a result of a credit event payable by the protection seller, is equal to the notional amount of the underlying index or security. The Fund's maximum risk of loss from counterparty credit risk, either as the protection buyer or as the protection seller, is the fair value of the contract. This risk is mitigated by having a master netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund's exposure to the counterparty.
Upfront payments received or paid by the Fund will be reflected as an asset or liability on the Statement of Assets and Liabilities. Changes in the value of swap contracts are included in “Swaps, at value” on the Statement of Assets and Liabilities, and periodic payments are reported as “Net realized gain (loss) on swap contracts” in the Statement of Operations.
At November 30, 2014, the Fund had no outstanding swap contracts.
Foreign Exchange Contracts
The Fund may enter into foreign exchange contracts to increase return and to manage currency risk. Purchased contracts are used to acquire exposure to foreign currencies, whereas, contracts to sell are used to hedge the Fund's securities against currency fluctuations. Risks may arise upon entering into these transactions from the potential inability of counterparties to meet the terms of their commitments and from unanticipated movements in security prices or foreign exchange rates. The foreign exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the settlement date.
Foreign exchange contracts are subject to Master Netting Agreements (MNA) which are agreements between the Fund and its counterparties that provide for the net settlement of all transactions and collateral with the Fund, through a single payment, in the event of default or termination. Amounts presented on the Portfolio of Investments and Statement of Assets and Liabilities are not net settlement amounts but gross. Foreign exchange contracts outstanding at period end, including net unrealized appreciation/depreciation or net settlement amounts, are listed after the Fund's Portfolio of Investments.
The average value at settlement date payable and receivable of foreign exchange contracts purchased and sold by the Fund throughout the period was $175,646 and $183,513, respectively. This is based on contracts held as of each month-end throughout the fiscal period.
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Foreign Currency Translation
The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies (FCs) are translated into U.S. dollars based on the rates of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments. Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.
Futures Contracts
The Fund purchases and sells financial futures contracts to increase return and to manage duration, yield and sector/asset class risk. Upon entering into a financial futures contract with a broker, the Fund is required to deposit in a segregated account a specified amount of cash or U.S. government securities which is shown as Restricted Cash in the Statement of Assets and Liabilities. Futures contracts are valued daily and unrealized gains or losses are recorded in a “variation margin” account. Daily, the Fund receives from or pays to the broker a specified amount of cash based upon changes in the variation margin account. When a contract is closed, the Fund recognizes a realized gain or loss. Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with the changes in the value of the underlying securities. There is minimal counterparty risk to the Fund since futures are exchange traded and the exchange's clearing house, as counterparty to all exchange-traded futures, guarantees the futures against default.
Futures contracts outstanding at period end are listed after the Fund's Portfolio of Investments.
The average notional value of short futures contracts held by the Fund throughout the period was $12,306,305. This is based on amounts held as of each month-end throughout the fiscal period.
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Option Contracts
The Fund may buy or sell put and call options to increase return and to manage currency risk. The seller (writer) of an option receives a payment or premium, from the buyer, which the writer keeps regardless of whether the buyer exercises the option. When the Fund writes a put or call option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. Premiums received from writing options which expire are treated as realized gains. The Fund, as a writer of an option, bears the market risk of an unfavorable change in the price of the underlying reference instrument. When the Fund purchases a put or call option, an amount equal to the premium paid is recorded as an increase to the cost of the investment and subsequently marked to market to reflect the current value of the option purchased. Premiums paid for purchasing options which expire are treated as realized losses. Premiums received/paid for writing/purchasing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying reference instrument to determine the realized gain or loss. The risk associated with purchasing put and call options is limited to the premium paid. Options can trade on securities or commodities exchanges. In this case, the exchange sets all the terms of the contract except for the price. Most exchanges require investors to maintain margin accounts through their brokers to cover their potential obligations to the exchange. This protects investors against potential defaults by the counterparty.
At November 30, 2014, the Fund had no outstanding options contracts.
The following is a summary of the Fund's written options activity:
Contracts	Number of Contracts	Premium
Outstanding at November 30, 2013	—	$—
Contracts written	1,400,020	14,297
Contracts expired	(20)	(5,580)
Contracts closed	(1,400,000)	(8,717)
Outstanding at November 30, 2014	—	$—
The average market value of written options and purchased options held by the Fund throughout the period was $1,073 and $13,579, respectively. This is based on amounts held as of each month-end throughout the fiscal period.
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Additional Disclosure Related to Derivative Instruments
Fair Value of Derivative Instruments
	Asset		Liability
	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Derivatives not accounted for as hedging instruments under ASC Topic 815
Foreign exchange contracts	Unrealized appreciation on foreign exchange contracts	$461,590	Unrealized depreciation on foreign exchange contracts	$416,728
Interest rate contracts		—	Payable for daily variation margin	143,997*
Total derivatives not accounted for as hedging instruments under ASC Topic 815		$461,590		$560,725
*	Includes cumulative depreciation of futures contracts as reported in the footnotes to the Portfolio of Investments. Only the current day's variation margin is reported within the Statement of Assets and Liabilities.
The Effect of Derivative Instruments on the Statement of Operations for the Year Ended November 30, 2014
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
	Futures	Options Purchased	Options Written	Forward Currency Contracts	Total
Foreign exchange contracts	$—	$(198,699)	$7,857	$69,889	$(120,953)
Interest rate contracts	(736,947)	(9,264)	5,580	—	(740,631)
TOTAL	$(736,947)	$(207,963)	$13,437	$69,889	$(861,584)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
	Futures	Forward Currency Contracts	Total
Foreign exchange contracts	$—	$65,235	$65,235
Interest rate contracts	(143,997)	—	(143,997)
TOTAL	$(143,997)	$65,235	$(78,762)
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As indicated above, certain derivative investments are transacted subject to MNA. These agreements permit the Fund to offset with a counterparty certain derivative payable and/or receivables with collateral held and create one single net payment in the event of default or termination of the agreement by either the Fund or the counterparty. Amounts presented on the Portfolio of Investments and Statement of Assets and Liabilities are not net settlement amounts but gross. As of November 30, 2014, the impact of netting assets and liabilities and the collateral pledged or received based on MNA are detailed below:
Gross Amounts Not Offset in the Statement of Assets and Liabilities
Transaction	Gross Asset Derivatives Presented in Statement of Assets and Liabilities	Financial Instruments	Collateral Received	Net Amount
Foreign Exchange Contracts	$461,590	$(399,887)	$—	$61,703
TOTAL	$461,590	$(399,887)	$—	$61,703

Transaction	Gross Liability Derivatives Presented in Statement of Assets and Liabilities	Financial Instruments	Collateral Pledged	Net Amount
Foreign Exchange Contracts	$416,728	$(399,887)	$—	$16,841
TOTAL	$416,728	$(399,887)	$—	$16,841
Other
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated. The Fund applies Investment Company accounting and reporting guidance.
3. SHARES OF BENEFICIAL INTEREST
The following tables summarize share activity:
Year Ended November 30	2014		2013
Class A Shares:	Shares	Amount	Shares	Amount
Shares sold	622,614	$6,004,813	1,293,078	$13,067,417
Shares issued to shareholders in payment of distributions declared	30,913	297,006	128,217	1,268,979
Shares redeemed	(900,869)	(8,650,204)	(7,176,688)	(71,991,845)
NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	(247,342)	$(2,348,385)	(5,755,393)	$(57,655,449)
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Year Ended November 30	2014		2013
Institutional Shares:	Shares	Amount	Shares	Amount
Shares sold	591,227	$5,686,882	1,656,934	$16,809,193
Shares issued to shareholders in payment of distributions declared	27,698	266,138	160,582	1,599,250
Shares redeemed	(754,522)	(7,271,849)	(10,518,177)	(105,902,397)
NET CHANGE RESULTING FROM INSTITUTIONAL SHARE TRANSACTIONS	(135,597)	$(1,318,829)	(8,700,661)	$(87,493,954)
NET CHANGE RESULTING FROM TOTAL FUND SHARE TRANSACTIONS	(382,939)	$(3,667,214)	(14,456,054)	$(145,149,403)
4. FEDERAL TAX INFORMATION
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due to differing treatments for foreign currency transactions, short-term capital gain distributions from registered investment companies, partnership adjustments and discount accretion/premium amortization on debt securities.
For the year ended November 30, 2014, permanent differences identified and reclassified among the components of net assets were as follows:
Increase (Decrease)
Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
$149,280	$(149,280)
Net investment income (loss), net realized gains (losses) and net assets were not affected by the reclassification.
The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended November 30, 2014 and 2013 was as follows:
	2014	2013
Ordinary income	$592,048	$2,907,371
As of November 30, 2014, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	$242,440
Net unrealized depreciation	$(178,460)
Capital loss carryforward	$(12,081,051)
The difference between book-basis and tax-basis net unrealized appreciation/depreciation is attributable to differing treatments for discount accretion/premium amortization on debt securities.
At November 30, 2014, the cost of investments for federal tax purposes was $16,648,220. The net unrealized depreciation of investments for federal tax purposes excluding any unrealized appreciation/depreciation resulting from: (a) the translation from FCs to U.S. dollars of assets and liabilities other than investments in securities; (b) outstanding foreign currency
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commitments; and (c) futures contracts was $213,884. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $67,872 and net unrealized depreciation from investments for those securities having an excess of cost over value of $281,756.
At November 30, 2014, the Fund had a capital loss carryforward of $12,081,051 which will reduce the Fund's taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code, thereby reducing the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Pursuant to the Code, a net capital loss incurred in taxable years beginning on or before December 22, 2010, is characterized as short-term and may be carried forward for a maximum of eight tax years (“Carryforward Limit”), whereas a net capital loss incurred in taxable years beginning after December 22, 2010, retains its character as either short-term or long-term, does not expire and is required to be utilized prior to the losses which have a Carryforward Limit.
The following schedule summarizes the Fund's capital loss carryforwards and expiration years:
Expiration Year	Short-Term	Long-Term	Total
No expiration	$11,518,752	$353,245	$11,871,997
2019	$209,054	NA	$209,054
5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Investment Adviser Fee
The advisory agreement between the Fund and the Adviser provides for an annual fee equal to 0.70% of the Fund's average daily net assets. Subject to the terms described in the Expense Limitation note, the Adviser may voluntarily choose to waive any portion of its fee and/or reimburse certain operating expenses of the Fund. For the year ended November 30, 2014, the Adviser waived $127,396 of its fee and reimbursed $102,727 of other operating expenses.
Administrative Fee
Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. For purposes of determining the appropriate rate breakpoint, “Investment Complex” is defined as all of the Federated Funds subject to a fee under the Administrative Services Agreement. The fee paid to FAS is based on the average daily net assets of the Investment Complex as specified below, plus certain out-of-pocket expenses:
Administrative Fee	Average Daily Net Assets of the Investment Complex
0.150%	on the first $5 billion
0.125%	on the next $5 billion
0.100%	on the next $10 billion
0.075%	on assets in excess of $20 billion
Subject to the terms described in the Expense Limitation note, FAS may voluntarily choose to waive any portion of its fee. For the year ended November 30, 2014, the annualized fee paid to FAS was 0.078% of average daily net assets of the Fund.
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Distribution Services Fee
The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. (FSC), the principal distributor, from the daily net assets of the Fund's Class A Shares to finance activities intended to result in the sale of these shares. The Plan provides that the Fund may incur distribution expenses at 0.05% of average daily net assets annually to compensate FSC. For the year ended November 30, 2014, the Fund's Class A Shares did not incur a distribution services fee; however, it may begin to incur this fee upon approval of the Trustees.
Sales Charges
Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. For the year ended November 30, 2014, FSC retained $3,373 in sales charges from the sale of Class A Shares.
Other Service Fees
For the year ended November 30, 2014, FSSC received $417 and reimbursed $5 of the other service fees disclosed in Note 2.
Expense Limitation
Effective February 1, 2015, the Adviser and certain of its affiliates (which may include FSC, FAS and FSSC) on their own initiative have agreed to waive their respective fees and/or reimburse expenses so that the total annual fund operating expenses (as shown in the financial highlights, excluding expenses allocated from affiliated partnerships, extraordinary expenses and proxy related expenses paid by the Fund, if any) paid by the Fund's Class A Shares and Institutional Shares (after the voluntary waivers and reimbursements) will not exceed 1.25% and 1.00% (the “Fee Limit”), respectively, up to but not including the later of (the “Termination Date”): (a) February 1, 2016; or (b) the date of the Fund's next effective Prospectus. While the Adviser and its applicable affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Trustees.
General
Certain Officers and Trustees of the Fund are Officers and Directors or Trustees of certain of the above companies. To efficiently facilitate payment, Directors'/Trustees' fees and certain expenses related to conducting meetings of the Directors/Trustees and other miscellaneous expenses are paid by an affiliate of the Adviser which in due course are reimbursed by the Fund. Such expenses may be included in Accrued and Miscellaneous Expenses on the Statement of Assets and Liabilities and Statement of Operations, respectively.
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Transactions Involving Affiliated Holdings
Affiliated holdings are investment companies which are managed by the Adviser or an affiliate of the Adviser. The Adviser has agreed to reimburse the Fund for certain investment adviser fees as a result of transactions in other affiliated investment companies. For the year ended November 30, 2014, the Adviser reimbursed $5,160. Transactions with the affiliated holdings during the year ended November 30, 2014, were as follows:
	Federated Prime Value Obligations Fund, Institutional Shares	High Yield Bond Portfolio	Federated Bank Loan Core Fund	Federated Project and Trade Finance Core Fund	Emerging Markets Fixed Income Core Fund	Total of Affiliated Transactions
Balance of Shares Held 11/30/2013	227,303	1,099,446	242,930	284,925	213,112	2,067,716
Purchases/Additions	31,070,814	919,545	99,502	—	—	32,089,861
Sales/Reductions	(30,672,624)	(1,329,861)	(242,930)	(51,707)	(213,112)	(32,510,234)
Balance of Shares Held 11/30/2014	625,493	689,130	99,502	233,218	—	1,647,343
Value	$625,493	$4,493,127	$1,005,970	$2,229,563	$—	$8,354,153
Dividend Income/ Allocated Investment Income	$2,822	$265,105	$43,877	$99,312	$134,525	$545,641
Realized Gain Distribution/ Allocated Net Realized Gain (Loss)	$—	$62,022	$4,646	$5,277	$(367,060)	$(295,115)
Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (SEC), the Fund may invest in a portfolio of Federated Core Trust (“Core Trust”), which is managed by Federated Investment Management Company, the Adviser. Core Trust is an open-end management company, registered under the Act, available only to registered investment companies and other institutional investors. The investment objective of High Yield Bond Portfolio, a portfolio of Core Trust, is to seek high current income. It pursues its objective by investing primarily in domestic high-yield bonds but may invest a portion of its portfolio in securities of issuers based outside of the United States. Federated Investors, Inc. receives no advisory or administrative fees from the funds within the Core Trust. Income distributions from High Yield Bond Portfolio are declared daily and paid monthly, and are recorded by the Fund as dividend income. Capital gain distributions, if any, from High Yield Bond Portfolio are declared and paid annually, and are recorded by the Fund as capital gains. A copy of the Core Trust's financial statements is available on the EDGAR Database on the SEC's website or upon request from the Fund.
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6. Investment TRANSACTIONS
Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended November 30, 2014 were as follows:
Purchases	$21,363,636
Sales	$27,969,288
7. LINE OF CREDIT
The Fund participates in a $100,000,000 unsecured, uncommitted revolving line of credit (LOC) agreement with PNC Bank. The LOC was made available for extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings are charged interest at a rate offered to the Fund by PNC Bank at the time of the borrowing. As of November 30, 2014, there were no outstanding loans. During the year ended November 30, 2014, the Fund did not utilize the LOC.
8. INTERFUND LENDING
Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other funds advised by subsidiaries of Federated Investors, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from other participating affiliated funds. As of November 30, 2014, there were no outstanding loans. During the year ended November 30, 2014, the program was not utilized.
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Report of Independent Registered Public Accounting Firm
TO THE BOARD OF TRUSTEES OF THE FEDERATED Income Securities Trust AND SHAREHOLDERS OF Federated Unconstrained bond fund:
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Federated Unconstrained Bond Fund (the “Fund”), a portfolio of Federated Income Securities Trust, as of November 30, 2014, and the related statement of operations for the year then ended and the statement of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the four-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2014, by correspondence with the custodian, transfer agent, and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Federated Unconstrained Bond Fund as of November 30, 2014, and the results of its operations for the year then ended and the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the four-year period then ended, in conformity with U.S. generally accepted accounting principles.
Boston, Massachusetts
January 23, 2015
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Shareholder Expense Example (unaudited)
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (“loads”) on purchase or redemption payments; and (2) ongoing costs, including management fees and to the extent applicable, distribution (12b-1) fees and/or other service fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from June 1, 2014 to November 30, 2014.
ACTUAL EXPENSES
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.
HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
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Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase or redemption payments. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.
	Beginning Account Value 6/1/2014	Ending Account Value 11/30/2014	Expenses Paid During Period[1]
Actual:
Class A Shares	$1,000	$976.20	$5.85
Institutional Shares	$1,000	$977.50	$4.61
Hypothetical (assuming a 5% return before expenses):
Class A Shares	$1,000	$1,019.15	$5.97
Institutional Shares	$1,000	$1,020.41	$4.71
1	Expenses are equal to the Fund's annualized net expense ratios, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half-year period). The annualized net expense ratios are as follows:

Class A Shares	1.18%
Institutional Shares	0.93%
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Board of Trustees and Trust Officers
The Board of Trustees is responsible for managing the Trust's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. The following tables give information about each Trustee and the senior officers of the Fund. Where required, the tables separately list Trustees who are “interested persons” of the Fund (i.e., “Interested” Trustees) and those who are not (i.e., “Independent” Trustees). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222. The address of all Independent Trustees listed is 4000 Ericsson Drive, Warrendale, PA 15086-7561; Attention: Mutual Fund Board. As of December 31, 2014, the Trust comprised nine portfolio(s), and the Federated Fund Family consisted of 40 investment companies (comprising 131 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Trustee oversees all portfolios in the Federated Fund Family and serves for an indefinite term. The Fund's Statement of Additional Information includes additional information about Trust Trustees and is available, without charge and upon request, by calling 1-800-341-7400.
Interested Trustees Background
Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John F. Donahue* Birth Date: July 28, 1924 Trustee Indefinite Term Began serving: January 1986	Principal Occupations: Director or Trustee of the Federated Fund Family; Chairman and Director, Federated Investors, Inc.; Chairman of the Federated Fund Family's Executive Committee.
Previous Positions: Chairman of the Federated Fund Family; Trustee, Federated Investment Management Company; Chairman and Director, Federated Investment Counseling.
J. Christopher Donahue* Birth Date: April 11, 1949 President and Trustee Indefinite Term Began serving: January 2000	Principal Occupations: Principal Executive Officer and President of certain of the Funds in the Federated Fund Family; Director or Trustee of the Funds in the Federated Fund Family; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman, Federated Equity Management Company of Pennsylvania and Passport Research, Ltd. (investment advisory subsidiary of Federated); Trustee, Federated Shareholder Services Company; Director, Federated Services Company.
Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd.
*	Family relationships and reasons for “interested” status: John F. Donahue is the father of J. Christopher Donahue; both are “interested” due to their beneficial ownership of shares of Federated Investors, Inc. and the positions they hold with Federated and its subsidiaries.
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INDEPENDENT Trustees Background
Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
John T. Collins Birth Date: January 24, 1947 Trustee Indefinite Term Began serving: October 2013	Principal Occupations: Director or Trustee of the Federated Fund Family; Chairman and CEO, The Collins Group, Inc. (a private equity firm).
Other Directorships Held: Director, KLX Corp.
Qualifications: Mr. Collins has served in several business and financial management roles and directorship positions throughout his career. Mr. Collins serves as Chairman Emeriti, Bentley University. Mr. Collins previously served as Director, Sterling Suffolk Downs, Inc. (racecourse); Director and Audit Committee Member, Bank of America Corp. and Director, Beth Israel Deaconess Medical Center (Harvard University Affiliate Hospital).
Maureen Lally-Green Birth Date: July 5, 1949 Trustee Indefinite Term Began serving: August 2009	Principal Occupations: Director or Trustee of the Federated Fund Family; Associate General Secretary and Director, Office for Church Relations, Diocese of Pittsburgh; Adjunct Professor of Law, Duquesne University School of Law.
Other Directorships Held: Director, CONSOL Energy Inc.
Qualifications: Judge Lally-Green has served in various legal and business roles and directorship positions throughout her career. Judge Lally-Green previously served as Professor of Law, Duquesne University School of Law and was a member of the Superior Court of Pennsylvania. Judge Lally-Green also holds the positions of: Member, Pennsylvania State Board of Education; Director, Saint Vincent College; Director and Chair, UPMC Mercy Hospital; Regent, St. Vincent Seminary; Director, Epilepsy Foundation of Western and Central Pennsylvania; Director, Our Campaign for the Church Alive!, Inc.; Director, Pennsylvania Bar Institute; and Director, Catholic High Schools of the Diocese of Pittsburgh, Inc. Judge Lally-Green has held the positions of: Director, Auberle; Director, Ireland Institute of Pittsburgh; Director, Saint Thomas More Society; and Director Cardinal Wuerl Catholic High School.
Peter E. Madden Birth Date: March 16, 1942 Trustee Indefinite Term Began serving: November 1991	Principal Occupation: Director or Trustee, and Chair of the Board of Directors or Trustees, of the Federated Fund Family; Retired.
Other Directorships Held: None.
Qualifications: Mr. Madden has served in several business management, mutual fund services and directorship positions throughout his career. Mr. Madden previously served as President, Chief Operating Officer and Director, State Street Bank and Trust Company (custodian bank) and State Street Corporation (financial services). He was Director, VISA USA and VISA International and Chairman and Director, Massachusetts Bankers Association. Mr. Madden served as Director, Depository Trust Corporation and Director, The Boston Stock Exchange. Mr. Madden also served as a Representative to the Commonwealth of Massachusetts General Court.
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Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
Charles F. Mansfield, Jr. Birth Date: April 10, 1945 Trustee Indefinite Term Began serving: January 2000	Principal Occupations: Director or Trustee of the Federated Fund Family; Management Consultant.
Other Directorships Held: None.
Qualifications: Mr. Mansfield has served in several banking, business management and educational roles and directorship positions throughout his career. Mr. Mansfield previously served as Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University; Executive Vice President DVC Group, Inc. (marketing, communications and technology).
Thomas M. O'Neill Birth Date: June 14, 1951 Trustee Indefinite Term Began serving: October 2006	Principal Occupations: Director or Trustee, Vice Chair of the Audit Committee of the Federated Fund Family; Sole Proprietor, Navigator Management Company (investment and strategic consulting).
Other Directorships Held: None.
Qualifications: Mr. O'Neill has served in several business, mutual fund and financial management roles and directorship positions throughout his career. Mr. O'Neill serves as Director, Medicines for Humanity and Director, The Golisano Children's Museum of Naples, Florida. Mr. O'Neill previously served as Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA; Credit Analyst and Lending Officer, Fleet Bank; Director and Consultant, EZE Castle Software (investment order management software); and Director, Midway Pacific (lumber).
P. Jerome Richey Birth Date: February 23, 1949 Trustee Indefinite Term Began serving: October 2013	Principal Occupations: Director or Trustee of the Federated Fund Family; General Counsel, University of Pittsburgh.
Other Directorships Held: None.
Qualifications: Mr. Richey has served in several business and legal management roles and directorship positions throughout his career. Mr. Richey serves as Board Member, Epilepsy Foundation of Western Pennsylvania and Board member, World Affairs Council of Pittsburgh. Mr. Richey previously served as Chief Legal Officer and Executive Vice President, CONSOL Energy Inc. and Shareholder, Buchanan Ingersoll & Rooney PC (a law firm).
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Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
John S. Walsh Birth Date: November 28, 1957 Trustee Indefinite Term Began serving: January 2000	Principal Occupations: Director or Trustee, Chair of the Audit Committee of the Federated Fund Family; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.
Other Directorships Held: None.
Qualifications: Mr. Walsh has served in several business management roles and directorship positions throughout his career. Mr. Walsh previously served as Vice President, Walsh & Kelly, Inc. (paving contractors).
OFFICERS
Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
John W. McGonigle Birth Date: October 26, 1938 EXECUTIVE VICE PRESIDENT AND SECRETARY Officer since: January 1986	Principal Occupations: Executive Vice President and Secretary of the Federated Fund Family; Vice Chairman, Executive Vice President, Secretary and Director, Federated Investors, Inc.
Previous Positions: Trustee, Federated Investment Management Company and Federated Investment Counseling; Director, Federated Global Investment Management Corp., Federated Services Company and Federated Securities Corp.
Lori A. Hensler Birth Date: January 6, 1967 TREASURER Officer since: April 2013	Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Family; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp. and Edgewood Services, Inc.; and Assistant Treasurer, Federated Investors Trust Company. Ms. Hensler has received the Certified Public Accountant designation.
Previous Positions: Controller of Federated Investors, Inc.; Senior Vice President and Assistant Treasurer, Federated Investors Management Company; Treasurer, Federated Investors Trust Company; Assistant Treasurer, Federated Administrative Services, Federated Administrative Services, Inc., Federated Securities Corp., Edgewood Services, Inc., Federated Advisory Services Company, Federated Equity Management Company of Pennsylvania, Federated Global Investment Management Corp., Federated Investment Counseling, Federated Investment Management Company, Passport Research, Ltd., and Federated MDTA, LLC; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.
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Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Peter J. Germain Birth Date: September 3, 1959 CHIEF LEGAL OFFICER Officer since: January 2005	Principal Occupations: Mr. Germain is Chief Legal Officer of the Federated Fund Family. He is General Counsel and Vice President, Federated Investors, Inc.; President, Federated Administrative Services and Federated Administrative Services, Inc.; Vice President, Federated Securities Corp.; Secretary, Federated Private Asset Management, Inc.; and Secretary, Retirement Plan Service Company of America. Mr. Germain joined Federated in 1984 and is a member of the Pennsylvania Bar Association.
Previous Positions: Deputy General Counsel, Special Counsel, Managing Director of Mutual Fund Services, Federated Investors, Inc.; Senior Vice President, Federated Services Company; and Senior Corporate Counsel, Federated Investors, Inc.
Richard B. Fisher Birth Date: May 17, 1923 VICE PRESIDENT Officer since: January 1986	Principal Occupations: Vice Chairman or Vice President of some of the Funds in the Federated Fund Family; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.
Previous Positions: President and Director or Trustee of some of the Funds in the Federated Fund Family; Executive Vice President, Federated Investors, Inc.; Director and Chief Executive Officer, Federated Securities Corp.
Brian P. Bouda Birth Date: February 28, 1947 CHIEF COMPLIANCE OFFICER AND SENIOR VICE PRESIDENT Officer since: August 2006	Principal Occupations: Senior Vice President and Chief Compliance Officer of the Federated Fund Family; Vice President and Chief Compliance Officer of Federated Investors, Inc. and Chief Compliance Officer of certain of its subsidiaries. Mr. Bouda joined Federated in 1999 and is a member of the American Bar Association and the State Bar Association of Wisconsin.
Previous Positions: Served in Senior Management positions with a large regional banking organization.
Robert J. Ostrowski Birth Date: April 26, 1963 Chief Investment Officer Officer since: May 2004	Principal Occupations: Robert J. Ostrowski joined Federated in 1987 as an Investment Analyst and became a Portfolio Manager in 1990. He was named Chief Investment Officer of Federated's taxable fixed-income products in 2004 and also serves as a Senior Portfolio Manager. Mr. Ostrowski became an Executive Vice President of the Fund's Adviser in 2009 and served as a Senior Vice President of the Fund's Adviser from 1997 to 2009. Mr. Ostrowski has received the Chartered Financial Analyst designation. He received his M.S. in Industrial Administration from Carnegie Mellon University.
Ihab Salib Birth Date: December 14, 1964 VICE PRESIDENT Officer since: June 2013 Portfolio Manager since: March 2013	Principal Occupations: Ihab Salib has been a Portfolio Manager of the Fund since March 2013. He is Vice President of the Trust with respect to the Fund Mr. Salib joined Federated in April 1999 as a Senior Fixed-Income Trader/Assistant Vice President of the Fund's Adviser. In July 2000, he was named a Vice President of the Fund's Adviser and in January 2007 he was named a Senior Vice President of the Fund's Adviser. He has served as a Portfolio Manager since January 2002. From January 1994 through March 1999, Mr. Salib was employed as a Senior Global Fixed-Income Analyst with UBS Brinson, Inc. Mr. Salib received his B.A. with a major in Economics from Stony Brook University.
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Evaluation and Approval of Advisory Contract–May 2014
Federated Unconstrained Bond Fund (the “Fund”)
Following a review and recommendation of approval by the Fund's independent trustees, the Fund's Board reviewed and approved at its May 2014 meetings the Fund's investment advisory contract for an additional one-year term. The Board's decision regarding the contract reflects the exercise of its business judgment on whether to continue the existing arrangements.
In this connection, the Federated Funds' Board had previously appointed a Senior Officer, whose duties include specified responsibilities relating to the process by which advisory fees are to be charged to a Federated fund. The Senior Officer has the authority to retain consultants, experts, or staff as may be reasonably necessary to assist in the performance of his duties, reports directly to the Board, and may be terminated only with the approval of a majority of the independent members of the Board. The Senior Officer prepared and furnished to the Board an independent, written evaluation that covered topics discussed below (the “Evaluation”). The Board considered that Evaluation, along with other information, in deciding to approve the advisory contract.
The Board is also familiar with and considered judicial decisions concerning allegedly excessive investment advisory fees, which have indicated that the following factors may be relevant to an Adviser's fiduciary duty with respect to its receipt of compensation from a fund: the nature and quality of the services provided by the Adviser to a fund and its shareholders, including the performance and expenses of the fund and of comparable funds; the Adviser's cost of providing the services, including the profitability to the Adviser of providing advisory services to a fund; the extent to which the Adviser may realize “economies of scale” as a fund grows larger and, if such economies exist, whether they have been shared with a fund and its shareholders or the family of funds; any “fall-out financial benefits” that accrue to the Adviser because of its relationship with a fund (including research services received from brokers that execute fund trades and any fees paid to affiliates of the Adviser for services rendered to a fund); comparative fee structures, including a comparison of fees paid to the Adviser with those paid by similar funds; and the extent of care, conscientiousness and independence with which the Board members perform their duties and their expertise, including whether they are fully informed about all facts the Board deems relevant to its consideration of the Adviser's services and fees. The Board noted that SEC disclosure requirements regarding the basis for the Board's approval of the Fund's advisory contract generally track the factors listed above. Consistent with these judicial decisions and SEC disclosure requirements, the Board also considered management fees charged to
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institutional and other clients of the Adviser for what might be viewed as like services. The Board was aware of these factors and was guided by them in its review of the Fund's advisory contract to the extent it considered them to be appropriate and relevant, as discussed further below.
The Board considered and weighed these circumstances in light of its substantial accumulated experience in governing the Fund and working with Federated on matters relating to the Federated funds, and was assisted in its deliberations by independent legal counsel. Throughout the year, and in connection with its May meetings, the Board requested and received substantial and detailed information about the Fund and the Federated organization that was in addition to the extensive materials that comprise and accompany the Senior Officer's Evaluation. Federated provided much of this information at each regular meeting of the Board, and furnished additional substantial information in connection with the May meeting at which the Board's formal review of the advisory contract occurred. At this May meeting, senior management of the Adviser also met with the independent trustees and their counsel to discuss the materials presented and any other matters thought relevant by the Adviser or the trustees. Between regularly scheduled meetings, the Board also received information on particular matters as the need arose. Thus, the Board's consideration of the advisory contract included review of the Senior Officer's Evaluation, accompanying data and additional information covering such matters as: the Adviser's investment philosophy, revenue, profitability, personnel and processes; investment and operating strategies; the Fund's short- and long-term performance (in absolute terms, both on a gross basis and net of expenses, as well as in relationship to its particular investment program and certain competitor or “peer group” funds and/or other benchmarks, as appropriate), and comments on the reasons for performance; the Fund's investment objectives; the Fund's expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund's portfolio securities (if any); and the nature, quality and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates. The Board also considered the preferences and expectations of Fund shareholders; the entrepreneurial risk assumed by the Adviser in sponsoring the funds; the continuing state of competition in the mutual fund industry and market practices; the range of comparable fees for similar funds in the mutual fund industry; the Fund's relationship to the Federated family of funds which include a comprehensive array of funds with different investment objectives, policies and strategies which are available for exchange without the incurrence of additional sales charges; compliance and audit reports concerning the Federated funds and the Federated companies that service them (including communications from regulatory agencies), as well as Federated's responses to any issues raised therein; and relevant developments in
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the mutual fund industry and how the Federated funds and/or Federated are responding to them. The Board's evaluation process is evolutionary. The criteria considered and the emphasis placed on relevant criteria change in recognition of changing circumstances in the mutual fund marketplace.
While mindful that courts have cautioned against giving such comparisons too much weight, the Board has found the use of comparisons of the Fund's fees and expenses to other mutual funds with comparable investment programs to be relevant. In this regard, the Board was presented with, and considered, information regarding the contractual advisory fee rates, net advisory fee rates and total expense ratios relative to a fund's peers. The Board focused on comparisons with other similar mutual funds more heavily than non-mutual fund products or services because it is believed that they are more relevant. For example, other mutual funds are the products most like the Fund, they are readily available to Fund shareholders as alternative investment vehicles, and they are the type of investment vehicle in fact chosen and maintained by the Fund's investors. The range of their fees and expenses therefore appears to be a relevant indicator of what consumers have found to be reasonable in the precise marketplace in which the Fund competes.
The Board reviewed the contractual advisory fee rate, net advisory fee rate where partially waived and other expenses of the Fund and noted the position of the Fund's fee rates relative to its peers. In this regard, the Board noted that the contractual advisory fee rate was below the median of the relevant peer group and that it was satisfied that the overall expense structure of the Fund remained competitive.
By contrast, the Senior Officer has reviewed Federated's fees for providing advisory services to products outside the Federated family of funds (e.g., institutional and separate accounts and sub-adviser services). He concluded that mutual funds and institutional accounts are inherently different products. Those differences include, but are not limited to, different types of targeted investors; being subject to different laws and regulations; different legal structures; different average account sizes and portfolio management techniques made necessary by different cash flows and different associated costs; and the time spent by portfolio managers and their teams, funds financial services, legal, compliance and risk management in reviewing securities pricing, addressing different administrative responsibilities, addressing different degrees of risk associated with management and a variety of different costs. The Senior Officer did not consider these fee schedules to be determinative in judging the appropriateness of mutual fund advisory fees.
The Fund's ability to deliver competitive performance when compared to its peer group was also deemed to be relevant by the Board as a useful indicator of how the Adviser is executing the Fund's investment program, which in turn was one of the Board's considerations in reaching a conclusion that the nature, extent, and quality of the Adviser's investment management services were such as to warrant continuation of the advisory contract.
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The Senior Officer reviewed information compiled by Federated, using data supplied by independent fund ranking organizations, regarding the performance of, and fees charged by, other mutual funds, noting his view that comparisons to fund peer groups may be helpful, though not conclusive, in judging the reasonableness of proposed fees. The Board considered, in evaluating such comparisons, that in some cases individual funds may exhibit significant and unique differences in their objectives and management techniques when compared to other funds within an industry peer group.
The Fund's performance fell below the median of the relevant peer group for both the one-year and three-year periods covered by the Evaluation. The Board discussed the Fund's performance with the Adviser and recognized the efforts being undertaken by the Adviser. The Board will continue to monitor these efforts and the performance of the Fund in the context of the other factors considered relevant by the Board.
The Board also received financial information about Federated, including information regarding the compensation and benefits Federated derived from its relationships with the Federated funds. This information covered not only the fees under the advisory contracts, but also fees received by Federated's subsidiaries for providing other services to the Federated funds under separate contracts (e.g., for serving as the Federated funds' administrator). The information also detailed any indirect benefit Federated may derive from its receipt of research services from brokers who execute Federated fund trades. In addition, the Board considered the fact that, in order for a fund to be competitive in the marketplace, Federated and its affiliates frequently waived fees and/or reimbursed expenses and have disclosed to fund investors and/or indicated to the Board their intention to do so in the future, where appropriate. Moreover, the Board receives regular reporting as to the institution, adjustment or elimination of these voluntary waivers. In addition, following discussions regarding the Senior Officer's May 2013 recommendations, Federated made meaningful reductions to gross advisory fees for several funds. At the Board meeting in May 2014, the Senior Officer proposed, and the Board approved, reductions in the contractual advisory fees of certain other funds.
Federated furnished information, requested by the Senior Officer, that reported revenues on a fund-by-fund basis and made estimates of the allocation of expenses on a fund-by-fund basis, using allocation methodologies specified by the Senior Officer. The Senior Officer noted that, while these cost allocation reports apply consistent allocation processes, the inherent difficulties in allocating costs continues to cause the Senior Officer to question the precision of the process and to conclude that such reports may be unreliable, since a single change in an allocation estimate may dramatically alter the resulting estimate of cost and/or profitability of a fund and may produce unintended consequences. The allocation information, including the Senior Officer's view that fund-by-fund estimations may be unreliable, was considered in the analysis by the Board.
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The Board and the Senior Officer also reviewed information compiled by Federated comparing profitability information for Federated to other publicly held fund management companies. In this regard, the Senior Officer concluded that Federated's profit margins did not appear to be excessive.
The Senior Officer's Evaluation also discussed the notion of possible realization of “economies of scale” as a fund grows larger. The Board considered in this regard that the Adviser has made significant and long-term investments in areas that support all of the Federated family of funds, such as personnel and processes for the portfolio management, shareholder services, compliance, internal audit, and risk management functions; and systems technology; and that the benefits of these efforts (as well as any economies, should they exist) were likely to be enjoyed by the fund family as a whole. Finally, the Board also noted the absence of any applicable regulatory or industry guidelines on this subject, which (as discussed in the Senior Officer's Evaluation) is compounded by the lack of any common industry practice or general pattern with respect to structuring fund advisory fees with “breakpoints” that serve to reduce the fee as the fund attains a certain size.
The Senior Officer noted that, subject to the comments and recommendations made within his Evaluation, his observations and the information accompanying the Evaluation supported a finding by the Board that the management fees for each of the funds were reasonable. Under these circumstances, no changes were recommended to, and no objection was raised to, the continuation of the Fund's advisory contract.
In its decision to continue an existing investment advisory contract, the Board was mindful of the potential disruptions of the Fund's operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an advisory contract. In particular, the Board recognized that many shareholders have invested in the Fund on the strength of the Adviser's industry standing and reputation and with the expectation that the Adviser will have a continuing role in providing advisory services to the Fund. Thus, the Board's approval of the advisory contract reflected the fact that it is the shareholders who have effectively selected the Adviser by virtue of having invested in the Fund. The Board concluded that, in light of the factors discussed above, including the nature, quality and scope of the services provided to the Fund by the Adviser and its affiliates, continuation of the advisory contract was appropriate.
The Board based its decision to approve the advisory contract on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above were necessarily relevant to the Fund, nor did the Board consider any one of them to be determinative. With respect to the factors that were relevant, the Board's decision to approve the contract reflects its determination that Federated's performance and actions provided a satisfactory basis to support the decision to continue the existing arrangements.
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Voting Proxies on Fund Portfolio Securities
A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on “Form N-PX” of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available via the Proxy Voting Record (Form N-PX) link associated with the Fund and share class name at www.FederatedInvestors.com/FundInformation. Form N-PX filings are also available at the SEC's website at www.sec.gov.
Quarterly Portfolio Schedule
The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q.” These filings are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.) You may also access this information via the link to the Fund and share class name at www.FederatedInvestors.com/FundInformation.
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Mutual funds are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.
This Report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's Prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

Federated Unconstrained Bond Fund
Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.
Federated Securities Corp., Distributor
CUSIP 31420C639
CUSIP 31420C662
Q450775 (1/15)
Federated is a registered trademark of Federated Investors, Inc.
2015 ©Federated Investors, Inc.

Item 2. Code of Ethics

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics (the "Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers") that applies to the registrant's Principal Executive Officer and Principal Financial Officer; the registrant's Principal Financial Officer also serves as the Principal Accounting Officer.

(c) Not Applicable

(d) Not Applicable

(e) Not Applicable

(f)(3) The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant at 1-800-341-7400, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3. Audit Committee Financial Expert

The registrant's Board has determined that each of the following members of the Board's Audit Committee is an “audit committee financial expert,” and is "independent," for purposes of this Item:   John T. Collins, Thomas M. O'Neill and John S. Walsh.

Item 4. Principal Accountant Fees and Services

a) Audit Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2014 - $263,250

Fiscal year ended 2013 - $248,500

(b) Audit-Related Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2014 - $91

Fiscal year ended 2013 - $0

Travel to Audit Committee Meeting.

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0 respectively.

(c) Tax Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2014 - $0

Fiscal year ended 2013 - $0

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0 respectively.

(d) All Other Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2014 - $0

Fiscal year ended 2013 - $0

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $24,763 and $14,045 respectively. Fiscal year ended 2014- Service fee for analysis of potential Passive Foreign Investment Company holdings. Fiscal year ended 2013 – Service fee for analysis of potential Passive Foreign Investment Company holdings.

(e)(1) Audit Committee Policies regarding Pre-approval of Services.

The Audit Committee is required to pre-approve audit and non-audit services performed by the independent auditor in order to assure that the provision of such services do not impair the auditor’s independence. Unless a type of service to be provided by the independent auditor has received general pre-approval, it will require specific pre-approval by the Audit Committee. Any proposed services exceeding pre-approved cost levels will require specific pre-approval by the Audit Committee.

Certain services have the general pre-approval of the Audit Committee. The term of the general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee specifically provides for a different period. The Audit Committee will annually review the services that may be provided by the independent auditor without obtaining specific pre-approval from the Audit Committee and may grant general pre-approval for such services. The Audit Committee will revise the list of general pre-approved services from time to time, based on subsequent determinations. The Audit Committee will not delegate its responsibilities to pre-approve services performed by the independent auditor to management.

The Audit Committee has delegated pre-approval authority to its Chairman. The Chairman will report any pre-approval decisions to the Audit Committee at its next scheduled meeting. The Committee will designate another member with such pre-approval authority when the Chairman is unavailable.

AUDIT SERVICES

The annual Audit services engagement terms and fees will be subject to the specific pre-approval of the Audit Committee. The Audit Committee must approve any changes in terms, conditions and fees resulting from changes in audit scope, registered investment company (RIC) structure or other matters.

In addition to the annual Audit services engagement specifically approved by the Audit Committee, the Audit Committee may grant general pre-approval for other Audit Services, which are those services that only the independent auditor reasonably can provide. The Audit Committee has pre-approved certain Audit services, all other Audit services must be specifically pre-approved by the Audit Committee.

AUDIT-RELATED SERVICES

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements or that are traditionally performed by the independent auditor. The Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor, and has pre-approved certain Audit-related services, all other Audit-related services must be specifically pre-approved by the Audit Committee.

TAX SERVICES

The Audit Committee believes that the independent auditor can provide Tax services to the Company such as tax compliance, tax planning and tax advice without impairing the auditor’s independence. However, the Audit Committee will not permit the retention of the independent auditor in connection with a transaction initially recommended by the independent auditor, the purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee has pre-approved certain Tax services, all Tax services involving large and complex transactions must be specifically pre-approved by the Audit Committee.

ALL OTHER SERVICES

With respect to the provision of services other than audit, review or attest services the pre-approval requirement is waived if:

(1)	The aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues paid by the registrant, the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant to its accountant during the fiscal year in which the services are provided;

(2)	Such services were not recognized by the registrant, the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant at the time of the engagement to be non-audit services; and

(3)	Such services are promptly brought to the attention of the Audit Committee of the issuer and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee who are members of the board of directors to whom authority to grant such approvals has been delegated by the Audit Committee.

The Audit Committee may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, and would not impair the independence of the auditor.

The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of prohibited non-audit services and the applicability of exceptions to certain of the prohibitions.

PRE-APPROVAL FEE LEVELS

Pre-approval fee levels for all services to be provided by the independent auditor will be established annually by the Audit Committee. Any proposed services exceeding these levels will require specific pre-approval by the Audit Committee.

PROCEDURES

Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the independent auditor and the Principal Accounting Officer and/or Internal Auditor, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.

(e)(2) Percentage of services identified in items 4(b) through 4(d) that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

4(b)

Fiscal year ended 2014 – 0%

Fiscal year ended 2013 - 0%

Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

4(c)

Fiscal year ended 2014 – 0%

Fiscal year ended 2013 – 0%

Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

4(d)

Fiscal year ended 2014 – 0%

Fiscal year ended 2013 – 0%

Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

(f)	NA

(g)	Non-Audit Fees billed to the registrant, the registrant’s investment adviser, and certain entities controlling, controlled by or under common control with the investment adviser:

Fiscal year ended 2014 - $115,436

Fiscal year ended 2013 - $132,431

(h) The registrant’s Audit Committee has considered that the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants

Not Applicable

Item 6. Schedule of Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.

(b) Not Applicable; Fund had no divestments during the reporting period covered since the previous Form N-CSR filing.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not Applicable

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not Applicable

Item 10. Submission of Matters to a Vote of Security Holders

No Changes to Report

Item 11. Controls and Procedures

(a) The registrant’s President and Treasurer have concluded that the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Act) are effective in design and operation and are sufficient to form the basis of the certifications required by Rule 30a-(2) under the Act, based on their evaluation of these disclosure controls and procedures within 90 days of the filing date of this report on Form N-CSR.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in rule 30a-3(d) under the Act) during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)(1) Code of Ethics- Not Applicable to this Report.

(a)(2) Certifications of Principal Executive Officer and Principal Financial Officer.

(a)(3) Not Applicable.

(b) Certifications pursuant to 18 U.S.C. Section 1350.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant Federated Income Securities Trust

By /S/ Lori A. Hensler

Lori A. Hensler, Principal Financial Officer

Date January 21, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /S/ J. Christopher Donahue

J. Christopher Donahue, Principal Executive Officer

Date January 21, 2015

By /S/ Lori A. Hensler

Lori A. Hensler, Principal Financial Officer

Date January 21, 2015